UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number             811-22417

                       Destra Investment Trust

(Exact name of registrant as specified in charter)

444 West Lake Street, Suite 1700

                                          Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Derek Mullins
444 West Lake Street, Suite 1700

                                          Chicago, IL 60606

(Name and address of agent for service)

Registrant's telephone number, including area code: 1-312-843-6161

Date of fiscal year end: September 30

Date of reporting period: September 30, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

EXPLANATORY NOTE

The Registrant is filing this amendment to its Form N-CSR for the fiscal year ended September 30, 2018, originally filed with the Securities and Exchange Commission on November 30, 2018 (Accession Number 0001615774-18-013644). The purpose of this N-CSR/A is to amend the Registrant’s response to Item 13(a)(4) on its Form N-CSR and to file Exhibits 13(a)(4)(i) and 13(a)(4)(ii) to reflect information related to the change in the Registrant’s independent public accountant during the fiscal year ended September 30, 2018. Other than the aforementioned amendments, no other information or disclosures contained in the Registrant’s Form N-CSR filed on November 30, 2018 are being amended by this Form N-CSR/A.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

Destra Flaherty & Crumrine Preferred and Income Fund

Destra Wolverine Dynamic Asset Fund

Annual Report

September 30, 2018

Table of Contents

Shareholder Letter	3
Destra Flaherty & Crumrine Preferred and Income Fund Discussion of Fund Performance	4
Destra Flaherty & Crumrine Preferred and Income Fund Portfolio Manager Letter	7
Destra Flaherty & Crumrine Preferred and Income Fund – Fund Risk Disclosures	9
Destra Wolverine Dynamic Asset Fund Discussion of Fund Performance	10
Destra Wolverine Dynamic Asset Fund Portfolio Manager Letter	12
Destra Wolverine Dynamic Asset Fund - Fund Risk Disclosures	14
Overview of Fund Expenses	15
Portfolios of Investments
Destra Flaherty & Crumrine Preferred and Income Fund	16
Destra Wolverine Dynamic Asset Fund	21
Statements of Assets and Liabilities	23
Statements of Operations	24
Statements of Changes in Net Assets	25
Financial Highlights	27
Notes to Financial Statements	31
Report of Independent Registered Public Accounting Firm	38
Supplemental Information	39
Board of Trustees and Officers	40
Trust Information	42

Not FDIC or Government Insured, No Bank Guarantee, May Lose Value

Dear Fellow Shareholders,

We are pleased to present this annual report for the Destra Investment Trust and its series of Funds, the Destra Flaherty & Crumrine Preferred and Income Fund and the Destra Wolverine Dynamic Asset Fund (the “Funds”, or “Fund(s)”), for the fiscal year ended September 30, 2018 (the “Period”).

“May you live in interesting times,” is a phrase laden with many meanings, some perhaps positive, some perhaps not. That phrase has never been more true for investing, than in the most recent fiscal year. US Equity markets were up significantly over the time period, with the S&P 500 up 17.91% and the Russell 2000 up 15.24%. Foreign equity markets were not nearly as strong, reflecting the dichotomy of the economic situation around the globe, with the US posting strong economic results and Europe, Asia and the Emerging Markets, much more sanguine. The MSCI EAFE Index was up a very modest 3.25% for the fiscal year period.

In fixed income markets, the strengthening US economy led to investor concerns about rising rates which put pressure on long and intermediate duration assets, with the Bloomberg Barclays Long Term US Treasury Index down (3.56)% and the Bloomberg Barclays US Aggregate index (the “Agg”) down (1.22)% (the Agg is generally considered an intermediate duration benchmark). Higher yielding assets, like Preferreds, which the Destra Flaherty & Crumrine Preferred and Income Fund focuses its investments in, did better during the Period with the benchmark ICE BofAML 8% Constrained Core West Preferred & Junior Subordinated Index returning a positive 0.97%.

Finally, the alternative markets that Destra focuses on generally split the difference between US equities and fixed income, which is classically what many investors expect and look for in their alternative allocations. Infrastructure and Energy markets were moderately positive as represented by the Alerian MLP Index, up 4.89%; Real Estate markets were positive, both for equity and mortgage focused investments with the FTSE NAREIT All Equity REITs Index up 4.31% and the FTSE NAREIT Mortgage REITs Index up 3.19%; and hedge funds in aggregate were flat for the Period, as represented by the HFRX Global Hedge Fund index at a positive 0.24%.

In the report that follows, you will see information about the financial position of your Fund(s), the holdings and allocations for each as of the fiscal year end, and a commentary from each of the Funds’ respective sub-advisors, with their views of the market and economic environment, as well as a summary of how each Fund has performed for the Period. We encourage you to read this report carefully, as it is the most complete summary of the investment and business operations of your Fund(s).

Sincerely,

Robert A. Watson, CFP®

President

Destra Capital Advisors LLC

Index Information

S&P 500® Index – a market-capitalization weighted index of 500 large companies which have their common stock listed on the NYSE or Nasdaq. The S&P 500® Index is an unmanaged index considered representative of the US stock market.

MSCI EAFE Index – a market-capitalization weighted (meaning that the weight of securities is based on their respective market capitalizations). It first ranks each stock in the investable universe from largest to smallest by market capitalization. The largest 70% will compose the MSCI EAFE Large Cap (new index), the largest 85% will compose the MSCI EAFE Standard, and the largest 99% will compose the MSCI Investable Market index (“IMI”). The 71st to 85th percentiles represent the MSCI EAFE Mid Cap, and the 85th to 99th percentiles represent the MSCI EAFE Small Cap.

Bloomberg Barclays U.S. Aggregate Bond Index – is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS, and CMBS (agency and non-agency).

HFRX Global Hedge Fund Index – An index designed to be representative of the overall composition of the hedge fund universe and is comprised of all eligible hedge fund strategies; including but not limited to convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage.

Unlike the portfolio returns, the index returns do not reflect any fees or expenses and do not include the effect of any cash reserves.

Destra Flaherty & Crumrine Preferred and Income Fund
Discussion of Fund Performance (unaudited)

Destra Flaherty & Crumrine Preferred and Income Fund’s Average Annual Total Returns as of September 30, 2018
Inception Date: April 12, 2011					Inception Date: November 1, 2011
Share Class	1 Year	3 Year	5 Year	Life of Fund	Share Class	1 Year	3 Year	5 Year	Life of Fund
A at NAV	(0.29)%	5.90%	6.89%	6.95%	C	(1.02)%	5.11%	6.11%	6.39%
A with Load	(4.76)%	4.29%	5.91%	6.29%	C with CDSC	(1.97)%	5.11%	6.11%	6.39%
I	0.02%	6.22%	7.24%	7.30%
ICE BofAML 8%					ICE BofAML 8%
Constrained Core West Preferred & Jr Subordinated Securities Index	0.97%	5.70%	6.80%	6.28%	Constrained Core West Preferred & Jr Subordinated Securities Index	0.97%	5.70%	6.80%	6.28%

Performance shown is historical and may not be indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of the date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.destracapital.com or call 877.855.3434. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. Class A shares have a maximum sales charge of 4.50% and a 12b-1 fee of 0.25%. Class C shares have a maximum deferred sales charge of 1.00% and a 12b-1 fee of 1.00%.

ICE BofAML 8% Constrained Core West Preferred & Jr Subordinated Securities Index tracks the performance of US dollar denominated high grade and high yield preferred securities and deeply subordinated corporate debt issued in the US domestic market. Qualifying securities must be rated at least B3, based on an average of Moody’s, S&P and Fitch and have a country of risk of either the U.S. or a Western European country. Qualifying preferred securities must be issued as public securities or through a 144a filing, must have a fixed or floating dividend schedule and must have a minimum amount outstanding of $100 million.

Destra Flaherty & Crumrine Preferred and Income Fund
Discussion of Fund Performance (unaudited)(continued)

As of September 30, 2018

Growth of $10,000 Investment

Since Inception At Offering Price

The chart above represents historical performance of a hypothetical investment of $10,000 over the life of the Fund. Class A Shares have a maximum sales charge of 4.50% imposed on purchases. Indexes are unmanaged and do not take into account fees, expenses, or other costs. Past performance does not guarantee future results. The hypothetical example does not represent the returns of any particular investment.

1 The Preferred Benchmark is calculated as the sum of 50% of the monthly return on the ICE BofAML Hybrid Preferred Securities 8% Constrained Index and 50% of the monthly return on the ICE BofAML US Capital Securities US Issuers 8% Constrained Index prior to 4/30/2012 and thereafter of the ICE BofAML 8% Constrained Core West Preferred & Jr Subordinated Securities Index. Index returns include investments of any distributions. It is not possible to invest directly in an index.

Credit Quality
Moody’s		Standard & Poors
Baa1	2.2%	BBB+	8.0%
Baa2	22.3%	BBB	7.4%
Baa3	24.5%	BBB-	25.0%
Ba1	22.0%	BB+	34.6%
Ba2	13.6%	BB	9.4%
Ba3	4.2%	BB-	5.2%
<Ba	0.6%	<BB	5.4%
Not Rated	10.2%	Not Rated	4.6%
Cash	0.4%	Cash	0.4%

Top 10 Issuers	% of Total Investments
Morgan Stanley	4.92%
JPMorgan Chase & Co.	4.87%
Wells Fargo & Co.	4.81%
Citigroup, Inc.	4.78%
Barclays Bank PLC	3.93%
Liberty Mutual Group, Inc.	3.83%
Bank of America Corp.	3.74%
Catlin Insurance Co. Ltd.	3.65%
HSBC Holdings PLC	3.14%
SCE Trust	2.62%

Portfolio Characteristics	Fund
Number of Issues	117
QDI Eligibility	70.0%
Domestic Concentration	66.2%
International Concentration	33.1%
Fixed-to-Float Exposure	63.3%
Floating	11.1%

Qualified Dividend Income (QDI) meets specific criteria to be taxed at lower long-term capital gains tax rates rather than at an individual’s ordinary income rate.

Holdings sectors and security types are subject to change without notice. There is no assurance that the investment process will lead to successful investing.

The credit quality breakdowns are based on actual ratings issued by the relevant NRSRO or the NRSRO’s rating of a similar security of the same issuer. The credit quality of the investments in the portfolio does not apply to the stability or safety of the Fund. Credit quality ratings are subject to change and pertain to the underlying holdings of the Fund and not the Fund itself.

Destra Flaherty & Crumrine Preferred and Income Fund
Discussion of Fund Performance (unaudited)(continued)

As of September 30, 2018

Portfolio Sector Allocation as of 9/30/18 (% of Total Investments)	Security Types as of 9/30/18 (% of Total Investments)

3 Year Risk Return Metrics	Sharpe Ratio	Alpha	Beta	R Squared	Up Capture Ratio	Down Capture Ratio
DPIIX	1.25	(0.02)	1.10	95.24	105.32	100.10
Index*	1.28	0.00	1.00	100.00	100.00	100.00

*ICE BofAML 8% Constrained Core West Preferred & Jr Subordinated Securities Index

Destra Flaherty & Crumrine Preferred and Income Fund
Destra Flaherty & Crumrine Preferred and Income Fund Portfolio Manager Letter (Unaudited)

Investing Environment

By most accounts, it has been a challenging year for corporate bond investments. As the current economic cycle has matured, interest rates rose modestly and credit spreads gradually widened. The yield curve flattened as the Federal Reserve methodically raised its benchmark rate while the long end of the Treasury yield curve moved up only modestly given a limited increase in broad-based inflation and subdued expectations for long-term economic growth. Over the trailing fiscal year period ended September 30, 2018, the Bloomberg Barclays U.S. Aggregate Index returned (1.2)%, while the Bloomberg Barclays U.S. Corporate Investment Grade Index returned (1.2)%.

Under this environment, preferreds have generally outperformed other fixed-income asset classes for a few key reasons. First, duration is moderate for many preferreds – and for the Fund’s portfolio specifically. Investments in fixed-to-float structures (which pay a fixed distribution rate for a set period then float at a spread over a benchmark yield) greatly reduces portfolio duration compared to a portfolio comprised of mostly fixed-rate securities. As of September 30, 2018, 74% of the portfolio was invested in fixed-to-float or currently-floating securities. A dozen years ago, the preferred market was dominated by fixed-rate securities, often with long interest rate durations, and some investors still think of preferreds as being highly sensitive to Treasury yields. Today, with fixed-to-float and floating rate preferred securities having become more common, there are many short-and intermediate-duration preferred securities available.

Second, an issuer’s preferreds generally yield more than its corporate bonds. The Fund’s strategy is to identify investment-grade issuers and invest down the capital structure (into preferreds) to earn extra yield for similar default risk. For issuers with solid credit quality, preferreds have consistently outperformed corporate bonds over a credit cycle. Over time, higher yields can make up for a lot of principal change and dampen effects of higher interest rates.

Performance Discussion

During the one-year period ended September 30, 2018 the Fund’s Class A shares had a total return of (0.29)% based on Net Asset Value (“NAV”), the Class I shares had a total return of 0.02% on NAV and the Class C shares had a total return of (1.02)% on NAV. During the period surveyed, the Fund’s benchmark (BofA Merrill Lynch 8% Core West Preferred & Jr Subordinated Securities Index – see the special note for a description of the Fund’s Index) had a total return of 0.97%.

Two important factors to consider when surveying fund returns – first, the returns include reinvestment of all distributions, and second, it is not possible to invest directly in an index. All of the Fund’s share classes have the same investment objective – total return with an emphasis on high current income.

ICE BofAML 8% Constrained Core West Preferred & Jr Subordinated Securities Index tracks the performance of US dollar denominated high grade and high yield preferred securities and deeply subordinated corporate debt issued in the US domestic market. Qualifying securities must be rated at least B3, based on an average of Moody’s, S&P and Fitch and have a country of risk of either the U.S. or a Western European country. Qualifying preferred securities must be issued as public securities or through a 144a filing, must have a fixed or floating dividend schedule and must have a minimum amount outstanding of $100 million.

Portfolio Activity

Over the trailing fiscal year period ended September 30, 2018, the Fund’s intermediate duration and high income served to dampen the impact of rising interest rates. Of particular note, the Fund benefitted from its exposure to floating rate securities. The typical benchmark interest rate for calculating floating rate coupons is 3-month Libor. During this period, 3-month Libor increased more than 100 bps, which means that coupon payments on floating-rate securities increased by about that amount as well. As mentioned earlier, owning a combination of fixed rate, fixed-to-float and floating rate preferreds allows for management of portfolio duration despite the long-term nature of the Fund’s investments. As of September 30, 2018, 11% of the Fund portfolio was in floating rate securities, 63% was in fixed-to-float securities and 25% was in fixed rate securities.

While preferreds have performed well compared to other fixed income securities, performance has been even better when considered after-tax. Most preferreds offer tax-advantaged income, which further enhances the extra yield earned for subordination (i.e. being lower in the capital structure than senior debt). In recent years, many investors have moved away from evaluating investments on an after-tax basis – and to their detriment when it comes to preferred securities. In fairness, qualified dividend income (QDI) was an elusive concept for many years, as it was new for individuals in 2003 and initially subject to sunset provisions. However, it was made permanent in 2012 and offers a tremendous benefit to U.S. individuals receiving qualified dividend income. Evaluating investments solely on a pre-tax basis certainly makes comparisons across markets much simpler, but “simple” often translates into missed opportunity.

Destra Flaherty & Crumrine Preferred and Income Fund
Destra Flaherty & Crumrine Preferred and Income Fund Portfolio Manager Letter (Unaudited) (continued)

In taxable accounts, QDI can result in a gross-up factor as high as 1.2871 versus pre-tax yields. For illustration, in calendar 2017 the portion of the Fund’s Class A, Class I and Class C distributions that were QDI-eligible (as reported on Form 1099-DIV, box 1B) was 81.9%, 82.5% and 80.0% respectively. This means a yield of 5.50% would be a taxable-equivalent yield of 6.80% (assuming 82.5% QDI). We have witnessed a multi-year shift in investor awareness away from investment tax considerations, resulting in almost no yield difference between tax-advantaged and fully-taxable preferreds (both types are issued) – which implies the QDI benefit is largely underappreciated. Although distribution rates and QDI composition do change each year, shareholders should be aware that QDI is an important benefit of investing in preferred securities and should not be ignored.

Perspective & Outlook

Fundamental credit conditions continue to be stable, with banks (the largest issuers of preferred securities) showing improved loan performance and mostly stronger earnings. Based on the most recent data, overall loan delinquencies at banks continue to decline incrementally, and loan charge-off rates have stabilized at levels where they have been since early 2016. Delinquency rates on commercial and industrial loans continued to drift lower, while consumer loan delinquencies and charge-offs were about flat.

Other industries have also benefitted from stronger economic growth. Higher investment yields are boosting returns at insurance companies. Increased demand for oil and gas is benefitting pipeline companies that bring those resources to market. And sturdy hiring and rising incomes support a range of businesses from REITs to homebuilders to manufacturers.

Overall we believe the case for preferreds as an income investment remains largely intact. Credit fundamentals remain strong, especially for financial institutions, and sturdy economic growth and rising profits should support credit spreads. Returns may be bumpy as markets navigate a late-cycle economy (albeit one that’s currently showing few signs of weakness) and an active Federal Reserve. However, preferreds should remain attractive for fixed-income investors, offering a combination of good credit quality, intermediate duration and high income with tax advantages.

1Assumes marginal tax bracket of 37% and 3.8% Medicare tax on investment income

Destra Flaherty & Crumrine Preferred and Income Fund
Fund Risk Disclosure – Destra Flaherty & Crumrine Preferred And Income Fund (unaudited)

As of September 30, 2018

This document may contain forward-looking statements representing Destra’s, the portfolio managers’ or sub-advisor’s beliefs concerning future operations, strategies, financial results or other developments. Investors are cautioned that such forward-looking statements involve risks and uncertainties. Because these forward-looking statements are based on estimates and assumptions that are subject to significant business, economic and competitive uncertainties, many of which are beyond Destra’s, the portfolio managers’ or sub-advisor’s control or are subject to change, actual results could be materially different There is no guarantee that such forward-looking statements will come to pass.

Investors should consider the investment objective and policies, risk considerations, charges and ongoing expenses of an investment carefully before investing. The prospectus contains this and other information relevant to an investment in the Fund. Please read the prospectus carefully before investing. To obtain a prospectus, please contact your investment representative or Destra Capital Investments LLC at 877.855.3434 or access our website at destracapital.com.

Destra Wolverine Dynamic Asset Fund
Discussion of Fund Performance (unaudited)

Destra Wolverine Dynamic Asset Fund’s Average Annual Total Returns as of September 30, 2018 Inception Date: October 7, 2015
Share Class	1 Year	Life of Fund	Share Class	1 Year	Life of Fund
A at NAV	7.21%	6.55%	C	6.42%	5.77%
A with Load	2.36%	4.92%	C with CDSC	5.42%	5.77%
I	7.55%	6.84%
HFRX Global Hedge Fund Index	0.25%	1.95%

Performance shown is historical and may not be indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of the date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.destracapital.com or call 877.855.3434. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. Class A shares have a maximum sales charge of 4.50% and a 12b-1 fee of 0.25%. Class C shares have a maximum deferred sales charge of 1.00% and a 12b-1 fee of 1.00%.

The Fund’s total returns would have been lower if certain expenses had not been waived or reimbursed by the investment advisor. Fund returns include the reinvestment of distributions.

HFRX Global Hedge Fund Index - An index designed to be representative of the overall composition of the hedge fund universe and is comprised of all eligible hedge fund strategies; including but not limited to convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage.

Growth of $10,000 Investment

Since Inception at Offering Price

The chart above represents historical performance of a hypothetical investment of $10,000 over the life of the Fund. Class A Shares have a maximum sales charge of 4.50% imposed on purchases. Indexes are unmanaged and do not take into account fees, expenses, or other costs. Past performance does not guarantee future results. The hypothetical example does not represent the returns of any particular investment.

Destra Wolverine Dynamic Asset Fund
Discussion of Fund Performance (unaudited) (continued)

As of September 30, 2018

Top 10 Holdings
iShares Russell 1000 Growth ETF	24.08%
iShares Russell 2000 Value ETF	19.66%
Vanguard Real Estate ETF	12.48%
Vanguard Value ETF	8.82%
iShares Russell 1000 Value ETF	7.94%
Cash[1]	7.91%
Invesco DB Commodity Index Tracking Fund	5.08%
Vanguard Growth ETF	2.83%
iShares MSCI Japan ETF	2.51%
iShares S&P 500 Growth ETF	1.42%

1 Cash holdings reflect both an “investment allocation” and use as “collateral” for other investments.

Sector Exposure Weightings[2]
Large Cap Growth	28.25%
Small Cap Value	19.61%
Large Cap Value	17.59%
Real Estate	13.83%
Commodities	12.18%
Cash[3]	6.01%
Japanese Equity	2.53%
European Equity[4]	0.00%
Emerging Markets[4]	0.00%
Fixed Income[4]	0.00%
Gold[4]	0.00%

2 Sector Exposure Weights reflect the actual and notional exposure of the Fund to certain market sectors and categories as defined by the Fund’s Advisor and Sub-Advisor. May not total to 100% due to rounding.

3 Specific to “Cash”, the Sector Exposure Weighting reflects the investment exposure the Fund managers have set. Cash holdings may be different due to collateral requirements for certain other investments that the Fund may hold from time to time.

4 Less than 0.01%

Holdings, sectors and security types are subject to change without notice. There is no assurance that the investment process will lead to successful investing.

Destra Wolverine Dynamic Asset Fund
Destra Wolverine Dynamic Asset Fund Portfolio Manager Letter (unaudited)

Fund Snapshot

The Destra Wolverine Dynamic Asset Fund (the “Fund”) is sub-advised by Wolverine Asset Management, LLC (“Wolverine”). The Fund’s investment objective is to seek long-term capital appreciation by investing in broad asset classes.

The Fund seeks to achieve its investment objective by investing in broad-based sector exchange-traded funds (the “ETFs”) and cash equivalents. Wolverine employs a systematic macro investment strategy by investing in broad asset classes to gain returns on capital that are disproportionately greater than the risks incurred in generating such returns. Wolverine attempts to invest ahead of large shifts in institutional asset allocations by using market data to infer net buying and selling pressure, a proprietary estimate of the impact of recent buying or selling on investment returns across asset classes. Wolverine also utilizes market data and integrates this information with economic analysis to rank the various asset classes in its investment universe with the goal of gaining exposure to the most attractively priced asset classes; and, conversely, reducing exposure to the least attractively priced asset classes.

The following report is Wolverine’s review of the Fund’s performance over the annual reporting period and an outlook for the global markets in which the Fund invests.

Investing Environment

The fiscal year began with financial markets in a risk-on posture. Synchronized global economic growth drove positive returns in the equity markets and increased demand for commodities. Business-friendly tax legislation passed in the U.S. and Japan re-elected pro-business Shinzo Abe. Emerging market equities initially benefited from the rally in oil and other commodity prices, while Japan, as an export-driven economy, benefitted from global growth.

As the calendar turned to 2018, the tailwind of synchronized global economic growth collided with the prospect of inflation, diminished central bank support, and government policy risk. Interest rates and equity market volatility rose in February, marking the end of an extended period of tranquilly rising equity prices. The initial spark was a U.S. jobs report released at the beginning of February which indicated wages rising faster than expected, a harbinger of inflation. This inflation signal combined with interest rate increases by the U.S. Federal Reserve and reduced monetary accommodation by central banks across the globe prompted investors to re-evaluate risk appetites. Further eroding risk appetites was the passing and signing of a $1.3 trillion spending bill on the heels of a tax cut in the U.S. and the imposition of tariffs on steel and aluminum. Tighter U.S. monetary policy, with the corresponding strengthening of the U.S. Dollar, and ever-escalating trade disputes between the U.S. and its trading partners, primarily China, prompted investors to question how global GDP growth and asset prices would be affected.

The U.S. Federal Reserve ultimately increased its target rate 4 times this fiscal year and is expected to do so again in December 2018. After remaining stubbornly in place for much of the period, long-term rates shifted up in September. As the U.S. Dollar pushed higher, emerging market economies were negatively affected as the funding cost of their dollar-denominated debt increased. This environment lead to Emerging Market equities, Real Estate, and Bonds struggling as the period wound down. Risk in European equities also rose, particularly over how much exposure European companies have to Turkey and Italy. Problems in Turkey accelerated in late July/early August as the U.S. moved forward with sanctions on Turkey for holding a U.S. pastor on terror and espionage charges. For Italy, things heated up in September, as Italy’s newly elected populist government proposed a budget with a deficit target potentially in violation of European Union fiscal responsibility rules. The relative strength of the U.S. economy, which grew above 4% in the 2nd quarter and is expected to maintain a similar pace in the near-term, drove gains in U.S. domestic equity indices, turning them into perceived safe havens for global investors.

The investing environment shifted significantly throughout the year. What started as a global equity-friendly environment shifted to one where investors were leery of non-U.S. equities, and the uptick in interest rates made owning Bonds and Real Estate a risky proposition. Escalating trade tensions and the looming possibility of the European Central Bank and Japanese Central Bank joining the U.S. Federal Reserve in tightening monetary policy further increased the level of uncertainty. Despite the macro-economic shifts which took place, we believe our model did a reasonable job picking up persistent investor appetite for U.S. equities and Commodities over the past 12 months and shifted out of non-U.S. equities in a timely manner.

Destra Wolverine Dynamic Asset Fund
Destra Wolverine Dynamic Asset Fund Portfolio Manager Letter (unaudited) (continued)

Performance Discussion

During the twelve-month reporting period ended September 28, 2018, the Fund’s Class A shares produced a total return of 7.21% based on Net Asset Value (“NAV”), the Class I shares produced a total return of 7.55% on NAV and the Class C shares produced a total return of 6.42% on NAV. During the period surveyed, the Fund’s benchmark, the HFRX Global Hedge Fund Index1, produced a total return of .25%. All of the Fund’s share classes have the same investment objective.

Portfolio Activity & Attribution

The portfolio outperformed the HFRX Global Hedge Fund Index during the last 12 months. The outperformance was attributable to the model maintaining large weightings to U.S. Large Cap Growth and Commodities for most of the period and effectively reducing exposure to Emerging Market and European equities in the second half of the fiscal year. Performance was consistent over the course of the year. The model is designed to pick-up medium to long term investor buying and selling patterns. A rapidly shifting, news driven market may result in a modest delay picking up the trading signal. There was some evidence that these type of conditions were emerging at the end of the fiscal year.

During the period from 9/29/2017 to 9/28/2018, the portfolio shifted away from Emerging Market and European equities. U.S. Large Cap Growth equities and Commodities maintained leadership positions throughout most of the period, while U.S. Large Cap Value and Small Cap equities grew in size as the foreign equities were exited in the middle of the year. As the period closed, the portfolio’s allocation to cash increased.

Perspective & Outlook

Investment flows favored U.S. equity asset classes, particularly U.S. Large Cap Growth and Commodities, over the past 12 months. The theme of synchronized global growth began to breakdown about half-way through the period as tighter monetary policy, a strengthening U.S. dollar, and trade tensions pressured Emerging Markets while country-specific issues began to impact Europe. U.S. equities, supported by the relative strength of the U.S. economy, became the “safest” option for investors. Investors began to show a preference for cash as opposed to other traditional safe-haven assets like bonds and gold in the expectation of continued monetary policy tightening and the possibility of more normal/higher interest rates.

One of the key metrics we use to assess the Fund’s investment strategy is how the portfolio performs relative to hedge fund indices. On this front, the Fund continues to track within the range of statistical expectations. In our view, a large portion of hedge fund returns can be explained by their willingness and ability to exploit the changes in cross-asset investment opportunities that are the cornerstone of the Fund’s investment approach. This means there should be a link between how the Fund constructs its portfolio and how hedge funds operate in aggregate. The returns of the past period corroborate this view.

Finally, our systematic approach offers few direct opinions about the return prospects of individual asset classes. However, it is worth noting that the recent rise in long-term interest rates and the anticipation of further monetary policy tightening could result in a challenging environment for duration sensitive assets like Bonds, but a friendlier environment for financial companies. This could also result in a shift of investor preference from valuation-stretched growth stocks to value stocks.

1The Fund’s primary benchmark, the HFRX Global Hedge Fund Index, is designed to be representative of the overall composition of the hedge fund universe. It is comprised of all eligible hedge fund strategies; including but not limited to convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage. The strategies are asset-weighted based on the distribution of assets in the hedge fund industry.

Destra Wolverine Dynamic Asset Fund
Fund Risk Disclosure – Destra Wolverine Dynamic Asset Fund (unaudited)

As of September 30, 2018

This document may contain forward-looking statements representing Destra’s, the portfolio managers’ or sub-advisor’s beliefs concerning future operations, strategies, financial results or other developments. Investors are cautioned that such forward-looking statements involve risks and uncertainties. Because these forward-looking statements are based on estimates and assumptions that are subject to significant business, economic and competitive uncertainties, many of which are beyond Destra’s, the portfolio managers’ or sub-advisor’s control or are subject to change, actual results could be materially different. There is no guarantee that such forward-looking statements will come to pass.

Investors should consider the investment objective and policies, risk considerations, charges and ongoing expenses of an investment carefully before investing. The prospectus contains this and other information relevant to an investment in the Fund. Please read the prospectus carefully before investing. To obtain a prospectus, please contact your investment representative or Destra Capital Investments LLC at 877.855.3434 or access our website at destracapital.com.

Overview of Fund Expenses
As of September 30, 2018 (unaudited)

As a shareholder of the Destra Investment Trust, you incur advisory fees and other fund expenses. The expense examples below (the “Example”) are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period 4/01/18 to 9/30/18” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing cost of investing in a Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 4/1/2018	Ending Account Value 9/30/2018	Annualized Expense Ratio for the Period 4/1/18 to 9/30/18	Expenses Paid During Period 4/1/18 to 9/30/18†
Destra Flaherty & Crumrine Preferred and Income Fund Class A
Actual	$1,000.00	$1,004.24	1.41%	$ 7.08
Hypothetical (5% return before expenses)	1,000.00	1,018.00	1.41%	7.13
Destra Flaherty & Crumrine Preferred and Income Fund Class C
Actual	1,000.00	1,001.00	2.16%	10.84
Hypothetical (5% return before expenses)	1,000.00	1,014.24	2.16%	10.91
Destra Flaherty & Crumrine Preferred and Income Fund Class I
Actual	1,000.00	1,006.12	1.16%	5.83
Hypothetical (5% return before expenses)	1,000.00	1,019.25	1.16%	5.87
Destra Wolverine Dynamic Asset Fund Class A
Actual	1,000.00	1,033.90	2.00%	10.20
Hypothetical (5% return before expenses)	1,000.00	1,015.04	2.00%	10.10
Destra Wolverine Dynamic Asset Fund Class C
Actual	1,000.00	1,030.63	2.75%	14.00
Hypothetical (5% return before expenses)	1,000.00	1,011.28	2.75%	13.87
Destra Wolverine Dynamic Asset Fund Class I
Actual	1,000.00	1,036.57	1.75%	8.93
Hypothetical (5% return before expenses)	1,000.00	1,016.29	1.75%	8.85

† Expenses are calculated using the Fund’s annualized expense ratio, which may includes waived fees or reimbursed expenses, multiplied by the average account value for the period, multiplied by 183/365 (to reflect the six-month period).

Destra Flaherty & Crumrine Preferred And Income Fund
Portfolio of Investments

September 30, 2018

Shares/ Par Amounts	Description	Moody’s Ratings	Fair Value
	Long-Term Investments – 98.9%

	Preferred Securities – 97.2%

	Banks – 59.4%
4,918,000	Australia & New Zealand Banking Group Ltd.
	6.750% to 06/15/26 then USD 5 Year Swap + 5.168% 144A (a)	Baa2	$5,102,425
2,600,000	Banco Bilbao Vizcaya Argentaria SA
	6.125% to 11/16/27 then USD 5 Year Swap + 3.870% (a)	Ba2	2,343,250
640,000	Banco Mercantil del Norte SA
	7.625% to 01/10/28 then US 10 Year Tsy + 5.353% 144A (a)	Ba2	649,606
	Bank of America Corp.
350,000	5.875% to 03/15/28 then 3-Month USD Libor + 2.931%, Series FF (a)	Ba1	346,062
500,000	6.100% to 03/17/25 then 3-Month USD Libor + 3.898%, Series AA (a)	Ba1	524,375
2,000,000	6.250% to 09/05/24 then 3-Month USD Libor + 3.705%, Series X (a)	Ba1	2,110,000
250,000	6.300% to 03/10/26 then 3-Month USD Libor + 4.553%, Series DD (a)	Ba1	267,500
4,525,000	6.500% to 10/23/24 then 3-Month USD Libor + 4.174%, Series Z (a)	Ba1	4,890,394
8,247,000	Barclays PLC
	7.875% to 03/15/22 then USD 5 Year Swap + 6.772% (a)	Ba3	8,546,185
	BNP Paribas SA
3,000,000	7.375% to 08/19/25 then USD 5 Year Swap + 5.150% 144A (a)	Ba1	3,157,350
1,000,000	7.625% to 03/30/21 then USD 5 Year Swap + 6.314% 144A (a)	Ba1	1,052,500
	Capital One Financial Corp.
43,796	6.000%, Series H (a)	Baa3	1,118,112
5,000	6.200%, Series F (a)	Baa3	128,750
89,412	6.700%, Series D (a)	Baa3	2,335,441
	Citigroup, Inc.
4,560,000	5.950% to 05/15/25 then 3-Month USD Libor + 3.905%, Series P (a)	Ba2	4,605,600
1,700,000	6.250% to 08/15/26 then 3-Month USD Libor + 4.517%, Series T (a)	Ba2	1,776,500
108,199	6.875% to 11/15/23 then 3-Month USD Libor + 4.130%, Series K (a)	Ba2	3,002,522
36,300	7.125% to 09/30/23 then 3-Month USD Libor + 4.040%, Series J (a)	Ba2	1,013,133

Shares/ Par Amounts	Description	Moody’s Ratings	Fair Value
	Banks (continued)
1,750,000	Citizens Financial Group, Inc.
	5.500% to 04/06/20 then 3-Month USD Libor + 3.960%, Series A (a)	BB+ (b)	$1,793,750
	CoBank ACB
11,790	6.200% to 01/01/25 then 3-Month USD Libor + 3.744%, Series H 144A (a)	BBB+ (b)	1,275,678
8,400	6.250% to 10/01/22 then 3-Month USD Libor + 4.557%, Series F 144A (a)	BBB+ (b)	877,800
500,000	6.250% to 10/01/26 then 3-Month USD Libor + 4.660%, Series I 144A (a)	BBB+ (b)	532,500
500,000	Credit Agricole SA
	8.125% to 12/23/25 then USD 5 Year Swap + 6.185% 144A (a)	Ba1	551,243
24,516	Fifth Third Bancorp
	6.625% to 12/31/23 then 3-Month USD Libor + 3.710%, Series I (a)	Baa3	674,190
8,000	First Horizon National Corp.
	6.200%, Series A (a)	Ba2	200,800
	Goldman Sachs Group, Inc. (The)
48,007	6.300%, Series N (a)	Ba1	1,251,062
103,105	6.375% to 05/10/24 then 3-Month USD Libor + 3.550%, Series K (a)	Ba1	2,751,872
	HSBC Holdings PLC
325,000	6.000% to 05/22/27 then USD 5 Year Swap + 3.746% (a)	Baa3	312,569
400,000	6.500% to 03/23/28 then USD 5 Year Swap + 3.606% (a)	Baa3	386,500
5,918,000	6.875% to 06/01/21 then USD 5 Year Swap + 5.514% (a)	Baa3	6,139,925
120,000	Huntington Bancshares, Inc.
	6.250%, Series D (a)	Baa3	3,088,800
	JPMorgan Chase & Co.
7,400,000	5.809%, 3-Month USD Libor + 3.470%, Series I (a)(c)	Baa3	7,440,700
1,550,000	6.000% to 08/01/23 then 3-Month USD Libor + 3.300%, Series R (a)	Baa3	1,613,937
1,400,000	6.750% to 02/01/24 then 3-Month USD Libor + 3.780%, Series S (a)	Baa3	1,529,500

The accompanying notes are an integral part of these financial statements.

Destra Flaherty & Crumrine Preferred And Income Fund
Portfolio of Investments (continued)

September 30, 2018

Shares/ Par Amounts	Description	Moody’s Ratings	Fair Value
	Banks (continued)
	KeyCorp
4,350,000	5.000% to 09/15/26 then 3-Month USD Libor + 3.606%, Series D (a)	Baa3	$4,273,875
30,800	6.125% to 12/15/26 then 3-Month USD Libor + 3.892%, Series E (a)	Baa3	823,284
2,500,000	Lloyds Bank PLC
	12.000% to 12/16/24 then 3-Month USD Libor + 11.756% 144A (a)	Baa3	3,066,242
1,700,000	M&T Bank Corp.
	6.450% to 02/15/24 then 3-Month USD Libor + 3.610%, Series E (a)	Baa2	1,831,750
1,530,000	Macquarie Bank Ltd.
	6.125% to 03/08/27 then USD 5 Year Swap + 3.703% 144A (a)	Ba1	1,399,950
25,250	MB Financial, Inc.
	6.000%, Series C (a)	Ba3	638,573
	Morgan Stanley
200,000	5.850% to 04/15/27 then 3-Month USD Libor + 3.491%, Series K (a)	Ba1	5,086,000
28,190	6.375% to 10/15/24 then 3-Month USD Libor + 3.708%, Series I (a)	Ba1	753,237
177,600	6.875% to 01/15/24 then 3-Month USD Libor + 3.940%, Series F (a)	Ba1	4,862,688
164,800	New York Community Bancorp, Inc.
	6.375% to 03/17/27 then 3-Month USD Libor + 3.821%, Series A (a)	Ba1	4,400,160
25,000	People’s United Financial, Inc.
	5.625% to 12/15/26 then 3-Month USD Libor + 4.020%, Series A (a)	Ba1	643,750
74,300	Regions Financial Corp.
	6.375% to 09/15/24 then 3-Month USD Libor + 3.536%, Series B (a)	Ba1	1,969,693
	Societe Generale SA
250,000	6.750% to 04/06/28 then USD 5 Year Swap + 3.929% 144A (a)	Ba2	233,563
3,500,000	7.375% to 09/13/21 then USD 5 Year Swap + 6.238% 144A (a)	Ba2	3,618,125
750,000	8.000% to 09/29/25 then USD 5 Year Swap + 5.873% 144A (a)	Ba2	792,518
1,250	Sovereign Real Estate Investment Trust
	12.000%, Series A 144A (a)	Ba1	1,471,875

Shares/ Par Amounts	Description	Moody’s Ratings	Fair Value
	Banks (continued)
	Standard Chartered PLC
4,200,000	7.500% to 04/02/22 then USD 5 Year Swap + 6.301% 144A (a)	Ba1	$4,326,000
250,000	7.750% to 04/02/23 then USD 5 Year Swap + 5.723% 144A (a)	Ba1	256,250
20,402	Sterling Bancorp
	6.500%, Series A (a)	NR (d)	537,083
2,569,000	SunTrust Banks, Inc.
	5.050% to 06/15/22 then 3-Month USD Libor + 3.102%, Series G (a)	Baa3	2,543,310
72,679	Texas Capital Bancshares, Inc.
	6.500%, Series A (a)	Ba2	1,835,872
30,345	Valley National Bancorp
	6.250% to 06/30/25 then 3-Month USD Libor + 3.850%, Series A (a)	BB (b)	795,039
	Wells Fargo & Co.
84,700	5.500%, Series X (a)	Baa2	2,114,959
124,337	5.625%, Series Y (a)	Baa2	3,108,425
20,000	5.700%, Series W (a)	Baa2	502,800
12,700	5.850% to 09/15/23 then 3-Month USD Libor + 3.090%, Series Q (a)	Baa2	327,279
2,100,000	5.875% to 06/15/25 then 3-Month USD Libor + 3.990%, Series U (a)	Baa2	2,211,594
1,275,000	6.104%, 3-Month USD Libor + 3.770%, Series K (a)(c)	Baa2	1,293,730
20,000	6.625% to 03/15/24 then 3-Month USD Libor + 3.690%, Series R (a)	Baa2	552,800
267	7.500%, Series L (a)(e)	Baa2	344,665
43,000	Zions Bancorp NA
	5.800% to 06/15/23 then 3-Month USD Libor + 3.800%, Series I (a)	BB (b)	43,418
2,000	Zions Bancorporation
	6.300% to 03/15/23 then 3-Month USD Libor + 4.240%, Series G (a)	BB (b)	52,280
			130,101,318
	Energy – 5.2%
	DCP Midstream LP
1,300,000	7.375% to 12/15/22 then 3-Month USD Libor + 5.148%, Series A (a)	B1	1,295,938
3,900	7.875% to 06/15/23 then 3-Month USD Libor + 4.919%, Series B (a)	B1	99,255
4,955,000	Enbridge Energy Partners LP
	6.135%, 3-Month USD Libor + 3.798% 10/01/37 (c)	Ba1	4,930,225

The accompanying notes are an integral part of these financial statements.

Destra Flaherty & Crumrine Preferred And Income Fund
Portfolio of Investments (continued)

September 30, 2018

Shares/ Par Amounts	Description	Moody’s Ratings	Fair Value
	Energy (continued)
1,000,000	Enbridge, Inc.
	6.000% to 01/15/27 then 3-Month USD Libor + 3.890% 01/15/77, Series 16-A	Ba2	$965,842
	Energy Transfer Partners LP
85,480	7.375% to 05/15/23 then 3-Month USD Libor + 4.530%, Series C (a)	Ba2	2,175,466
1,600	7.625% to 08/15/23 then 3-Month USD Libor + 4.738%, Series D (a)	Ba2	41,392
8,585	Kinder Morgan, Inc.
	9.750% 10/26/18, Series A (e)	Ba2	285,451
	Transcanada Trust
1,250,000	5.300% to 03/15/27 then 3-Month USD Libor + 3.208% 03/15/77, Series 17-A	Baa2	1,191,406
500,000	5.875% to 08/15/26 then 3-Month USD Libor + 4.640% 08/15/76, Series 16-A	Baa2	511,875
			11,496,850
	Financial Services – 2.4%
450,000	AerCap Global Aviation Trust
	6.500% to 06/15/25 then 3-Month USD Libor + 4.300% 06/15/45 144A	Ba1	470,250
500,000	Credit Suisse Group AG
	7.250% to 09/12/25 then USD 5 Year Swap + 4.332% 144A (a)	Ba2	503,125
590,000	E*TRADE Financial Corp.
	5.300% to 03/15/23 then 3-Month USD Libor + 3.160%, Series B (a)	Ba2	584,653
	General Motors Financial Co., Inc.
560,000	5.750% to 09/30/27 then 3-Month USD Libor + 3.598%, Series A (a)	Ba2	532,000
600,000	6.500% to 09/30/28 then 3-Month USD Libor + 3.436%, Series B (a)	Ba2	590,250
57,091	Legg Mason, Inc.
	6.375% 03/15/56	Baa2	1,476,944
40,000	Stifel Financial Corp.
	6.250%, Series A (a)	BB- (b)	1,011,600
			5,168,822
	Insurance – 21.5%
1,151,000	ACE Capital Trust II
	9.700% 04/01/30	Baa1	1,612,839
	Arch Capital Group Ltd.
13,000	5.250%, Series E (a)	Baa3	299,130
22,247	5.450%, Series F (a)	Baa3	524,362

Shares/ Par Amounts	Description	Moody’s Ratings	Fair Value
	Insurance (continued)
	Aspen Insurance Holdings Ltd.
25,000	5.625% (a)	Baa3	$590,750
19,543	5.950% to 07/01/23 then 3-Month USD Libor + 4.060% (a)	Baa3	495,610
183,598	Axis Capital Holdings Ltd.
	5.500%, Series E (a)	Baa3	4,415,532
8,000,000	Catlin Insurance Co. Ltd.
	5.317%, 3-Month USD Libor + 2.975% 144A (a)(c)	BBB+ (b)	7,940,000
98,860	Delphi Financial Group, Inc.
	5.504%, 3-Month USD Libor + 3.190% 05/15/37 (c)	BB+ (b)	2,286,137
45,400	Enstar Group Ltd.
	7.000% to 09/01/28 then 3-Month USD Libor + 4.015%, Series D (a)	BB+ (b)	1,198,560
196,000	Everest Reinsurance Holdings, Inc.
	4.699%, 3-Month USD Libor + 2.385% 05/15/37 (c)	Baa2	192,570
7,103,000	Liberty Mutual Group, Inc.
	7.800% to 03/15/37 then 3-Month USD Libor + 3.576% 144A	Baa3	8,328,267
1,937,000	MetLife, Inc.
	10.750% to 08/01/39 then 3-Month USD Libor + 7.548%	Baa2	2,978,138
	PartnerRe Ltd.
141,538	5.875%, Series I (a)	Baa2	3,586,573
49,212	7.250%, Series H (a)	Baa2	1,328,724
250,000	Provident Financing Trust I
	7.405% 03/15/38	Baa3	272,500
2,900,000	QBE Insurance Group Ltd.
	7.500% to 11/24/23 then USD 10 Year Swap + 6.030% 11/24/43 144A	Baa1	3,175,500
111,000	Reinsurance Group of America, Inc.
	5.750% to 06/15/26 then 3-Month USD Libor + 4.040% 06/15/56	Baa2	2,827,170
74,688	Torchmark Corp.
	6.125% 06/15/56	Baa2	1,906,038
	WR Berkley Corp.
63,677	5.750% 06/01/56	Baa2	1,550,535
65,000	5.900% 03/01/56	Baa2	1,639,950
			47,148,885

The accompanying notes are an integral part of these financial statements.

Destra Flaherty & Crumrine Preferred And Income Fund
Portfolio of Investments (continued)

September 30, 2018

Shares/ Par Amounts	Description	Moody’s Ratings	Fair Value
	Miscellaneous – 2.1%
450,000	BHP Billiton Finance USA Ltd.
	6.750% to 10/20/25 then USD 5 Year Swap + 5.093% 10/19/75 144A	Baa2	$494,437
	Land O’ Lakes, Inc.
700,000	7.250%, Series B 144A (a)	BB (b)	729,750
3,115,000	8.000%, Series A 144A (a)	BB (b)	3,395,350
			4,619,537
	Utilities – 6.6%
646,000	CenterPoint Energy, Inc.
	6.125% to 09/01/23 then 3-Month USD Libor + 3.270%, Series A (a)	Baa3	658,113
3,576,000	ComEd Financing III
	6.350% 03/15/33	Baa2	3,789,916
1,810,000	Emera, Inc.
	6.750% to 06/15/26 then 3-Month USD Libor + 5.440% 06/15/76, Series 16-A	Ba2	1,936,700
79,020	Integrys Holding, Inc.
	6.000% to 08/01/23 then 3-Month USD Libor + 3.220% 08/01/73	Baa2	2,060,447
285,000	NiSource, Inc.
	5.650% to 06/15/23 then US 5 Year Tsy + 2.843%, Series A 144A (a)	Ba1	282,506
62,604	SCE Trust V
	5.450% to 03/15/26 then 3-Month USD Libor + 3.790%, Series K (a)	Baa2	1,545,693
192,087	SCE Trust VI
	5.000%, Series L (a)	Baa2	4,149,079
			14,422,454
	Total Preferred Securities
	(Cost $210,471,275)		212,957,866

	Corporate Debt Securities – 1.7%

	Banks – 1.1%
100,000	CIT Group, Inc.
	6.125% 03/09/28, Sub Notes	Ba2	104,750
85,000	Texas Capital Bancshares, Inc.
	6.500% 09/21/42, Sub Notes	Baa3	2,159,850
			2,264,600
	Communications – 0.5%
	Qwest Corp.
12,347	6.500% 09/01/56	Ba2	285,339
36,585	6.750% 06/15/57	Ba2	870,723
			1,156,062

Shares/ Par Amounts	Description	Moody’s Ratings	Fair Value
	Financial Services – 0.1%
11,000	B. Riley Financial, Inc.
	7.500% 05/31/27	NR (d)	$280,500

	Total Corporate Debt Securities
	(Cost $3,704,402)		3,701,162

	Total Long-Term Investments - 98.9%
	(Cost $214,175,677)		216,659,028

	Money Market Mutual Fund – 0.4%
839,235	BlackRock Liquidity Funds FedFund Portfolio, Institutional Shares, 1.96% (c)
	(Cost $839,235)		839,235

	Total Investments – 99.3%
	(Cost $215,014,912)		217,498,263
	Other Assets in excess of Liabilities - 0.7%		1,456,359

	Net Assets – 100.0%		$218,954,622

Summary by Country	Fair Value	% of Net Assets
Australia	$10,172,312	4.6%
Bermuda	21,992,080	9.9
Canada	4,605,823	2.0
France	9,405,299	4.3
Ireland	470,250	0.2
Mexico	649,606	0.3
Spain	2,343,250	1.1
Switzerland	503,125	0.2
United Kingdom	23,033,671	10.5
United States	144,322,847	66.2
Total Investments	217,498,263	99.3
Other Assets less Liabilities	1,456,359	0.7
Net Assets	$218,954,622	100.0%

Libor – London Interbank Offered Rate

LP – Limited Partnership

PLC – Public Limited Company

SA – Corporation

Tsy United States Government Treasury Yield

144A – Security was purchased pursuant to Rule 144A under the Security Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

(a) Security is perpetual in nature with no stated maturity date.

(b) Standard & Poor’s Rating.

(c) The interest rate shown reflects the rate in effect as of September 30, 2018.

(d) Security is unrated by Moody’s, S&P and Fitch.

(e) Convertible Preferred Security

The accompanying notes are an integral part of these financial statements.

Destra Flaherty & Crumrine Preferred And Income Fund
Portfolio of Investments (continued)

September 30, 2018

The following table represents the Fund’s investments carried on the Statement of Assets and Liabilities by caption and by Level within the fair value hierarchy as of September 30, 2018. For information on the Fund’s policy regarding the valuation of investments, please refer to the Investment Valuation section of Note 3 in the accompanying Notes to Financial Statements.

	Level 1	Level 2	Level 3	Total
Preferred Securities*
Banks	$44,913,269	$85,188,049	$–	$130,101,318
Energy	2,601,564	8,895,286	–	11,496,850
Financial Services	2,488,544	2,680,278	–	5,168,822
Insurance	20,362,934	26,785,951	–	47,148,885
Miscellaneous	–	4,619,537	–	4,619,537
Utilities	5,694,772	8,727,682	–	14,422,454
Total Preferred Securities	76,061,083	136,896,783	–	212,957,866
Corporate Debt Securities*
Banks	2,159,850	104,750	–	2,264,600
Communications	1,156,062	–	–	1,156,062
Financial Services	280,500	–	–	280,500
Total Corporate Debt Securities	3,596,412	104,750	–	3,701,162
Money Market Mutual Fund	839,235	–	–	839,235
Total Investments in Securities	$80,496,730	$137,001,533	$–	$217,498,263

*     Please refer to the portfolio of investments to view securities segregated by industry.

The accompanying notes are an integral part of these financial statements.

Destra Wolverine Dynamic Asset Fund
Portfolio of Investments (continued)

SEPTEMBER 30, 2018 (CONSOLIDATED)

Number of Shares	Description	Fair Value
	Investment Companies - 88.3%
	Commodity Fund† - 6.3%
184,176	Invesco DB Commodity Index Tracking Fund*	$3,309,643
45,776	iShares S&P GSCI Commodity Indexed Trust*	829,003
		4,138,646
	Equity Fund - 82.0%
27,130	iShares MSCI Japan ETF	1,634,040
100,561	iShares Russell 1000 Growth ETF	15,685,505
40,821	iShares Russell 1000 Value ETF	5,168,755
96,287	iShares Russell 2000 Value ETF	12,806,171
5,208	iShares S&P 500 Growth ETF	922,701
4,952	iShares S&P 500 Value ETF	573,640
11,317	iShares U.S. Real Estate ETF	905,586
5	Vanguard FTSE Emerging Markets ETF	205
12	Vanguard FTSE Europe ETF	674
229	Vanguard FTSE Pacific ETF	16,282
11,454	Vanguard Growth ETF	1,844,552
100,735	Vanguard Real Estate ETF	8,127,300
51,916	Vanguard Value ETF	5,746,063
		53,431,474
	Total Investment Companies
	(Cost $52,283,011)	57,570,120

Number of Shares	Description	Fair Value
	Money Market Mutual Fund - 5.7%
3,691,597	BlackRock Liquidity Funds FedFund Portfolio, Institutional Shares, 1.96% (a)
	(Cost $3,691,597)	$3,691,597
	Total Investments - 94.0%
	(Cost $55,974,608)	61,261,717
	Other Assets in Excess of Liabilities - 6.0%	3,910,331
	Net Assets - 100.0%	$65,172,048

ETF - Exchange Traded Fund

Summary by Country	Fair Value	% of Net Assets
United States	$61,261,717	94.0%
Total Investments	61,261,717	94.0
Other Assets less Liabilities	3,910,331	6.0
Net Assets	$65,172,048	100.0%

†    The Consolidated Portfolio of Investments includes the accounts of the wholly-owned subsidiary. All inter-company accounts and transaction have been eliminated in consolidation.

*     Non-income producing security.

(a)  Interest rate shown reflects the rate in effect as of September 30, 2018.

Futures contracts outstanding as of September 30, 2018:

Open Futures Contracts	Broker	Expiration Date	Number of Contracts	Notional Value at Trade Date	Notional Value at September 30, 2018	Unrealized Appreciation
Long Futures Contracts
Australian Dollar	Goldman Sachs & Co	Dec-18	5	$358,208	$361,350	$3,142
NYMEX WTI Crude	Goldman Sachs & Co	Dec-18	29	2,043,196	2,118,740	75,544
Total net unrealized appreciation						$78,686

Cash posted as collateral to broker for futures contracts was $1,561,622 at September 30, 2018.

The accompanying notes are an integral part of these financial statements.

Destra Wolverine Dynamic Asset Fund
Portfolio of Investments (continued)

SEPTEMBER 30, 2018 (CONSOLIDATED)

The following table represents the Fund’s investments carried on the Statement of Assets and Liabilities by caption and by Level within the fair value hierarchy as of September 30, 2018. For information on the Fund’s policy regarding the valuation of investments, please refer to the Investment Valuation section of Note 3 in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Investment Companies**	$57,570,120	$–	$–	$57,570,120
Money Market Mutual Fund	3,691,597	–	–	3,691,597
Total Investments	61,261,717	–	–	61,261,717
Financial Derivative Instruments***
Futures Contracts	78,686	–	–	78,686
Total	$61,340,403	$–	$–	$61,340,403

**   Please refer to the portfolio of investments to view securities segregated by industry.

*** Financial derivative instruments, including futures contracts, are valued at the net unrealized appreciation (depreciation) on the instruments.

The accompanying notes are an integral part of these financial statements.

Statements of Assets and Liabilities
September 30, 2018

	Destra Flaherty & Crumrine Preferred and Income Fund	Destra Wolverine Dynamic Asset Fund (Consolidated)
Assets
Investments:
Investments at cost	$215,014,912	$55,974,608
Net unrealized appreciation	2,483,351	5,287,109
Total investments at fair value	217,498,263	61,261,717
Cash & cash equivalents	—	2,234,598
Cash deposited at the broker for futures collateral	—	1,561,622
Receivables:
Dividends and interest	2,041,182	188,585
Capital shares sold	248,412	32,249
Investment securities sold	—	648,516
Variation margin for futures	—	32,400
Prepaid expenses	9,480	2,069
Total assets	219,797,337	65,961,756

Liabilities
Payables:
Capital shares redeemed	477,455	—
Due to advisor	137,843	85,279
Transfer agent fees	95,114	20,783
Distribution fees	31,351	1,029
Audit fees	22,000	28,000
Administration fees	15,694	11,250
CCO/CFO fees	10,274	2,226
Legal fees	6,637	1,242
Investment securities purchased	—	609,308
Other accrued expenses and liabilities	46,347	30,591
Total liabilities	842,715	789,708
Net Assets	$218,954,622	$65,172,048

Composition of Net Assets
Paid-in capital (unlimited shares authorized at $0.001 par value common stock)	$213,850,733	$55,802,225
Total distributable earnings	5,103,889	9,369,823
Net Assets	$218,954,622	$65,172,048

Net Assets
Class A	$31,021,187	$2,450,751
Class C	$29,932,084	$693,845
Class I	$158,001,351	$62,027,452

Shares Outstanding
Class A	1,743,326	211,364
Class C	1,674,864	60,657
Class I	8,911,343	5,339,820

Net Asset Value Per Share
Class A	$17.79	$11.59
Maximum Offering Pricing Per Share (includes sales charge of 4.50%)	$18.63	$12.14
Class C	$17.87	$11.44
Class I	$17.73	$11.62

The accompanying notes are an integral part of these financial statements.

Statements of Operations
for the year ended September 30, 2018

	Destra Flaherty & Crumrine Preferred and Income Fund	Destra Wolverine Dynamic Asset Fund (Consolidated)
Investment Income
Dividends	$6,093,527	$947,183
Interest income	8,377,651	74,817
Total Investment Income	14,471,178	1,022,000

Expenses
Advisory fees	1,885,251	744,447
Transfer agent fees	495,917	103,619
Administration and accounting fees	135,883	125,000
Legal fees	27,334	6,612
Distribution fees Class A	112,239	3,837
Distribution fees Class C	320,420	6,144
Blue Sky fees	48,759	44,089
CCO/CFO fees	84,786	18,177
Custody fees	46,984	37,246
Shareholder reporting fees	35,936	6,749
Trustees’ fees and expenses	34,562	29,242
Insurance fees	33,454	7,498
Audit fees	33,103	21,081
Subsidiary fees	—	4,504
Other expenses	2,503	544
Total expenses	3,297,131	1,158,789
Advisory fee recoupment	92,007	—
Less: expense waivers and reimbursements	—	(63,157)
Net expenses	3,389,138	1,095,632
Net Investment Income (Loss)	$11,082,040	$(73,632)

Realized and Unrealized Gain (Loss)
Net realized gain on investments in securities	2,646,383	4,744,058
Net realized loss on futures contracts	—	(186,951)
Net realized gain on investments in securities and futures contracts	2,646,383	4,557,107
Net change in unrealized depreciation on investments in securities	(14,344,779)	(365,627)
Net change in unrealized gain on futures contracts	—	159,488
Net change in unrealized loss on investments in securities and futures contracts	(14,344,779)	(206,139)
Net realized and unrealized gain (loss) on investments in securities and futures contracts	(11,698,396)	4,350,968
Net Increase (Decrease) in Net Assets Resulting from Operations	$(616,356)	$4,277,336

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	Destra Flaherty & Crumrine Preferred and Income Fund		Destra Wolverine Dynamic Asset Fund (Consolidated)
	For the year ended September 30, 2018	For the year ended September 30, 2017	For the year ended September 30, 2018	For the year ended September 30, 2017
Increase (Decrease) in Net Assets Resulting from Operations
Net investment income (loss)	$11,082,040	$10,448,748	$(73,632)	$170,732
Net realized gain on investments in securities	2,646,383	610,554	4,557,107	1,220,777
Net change in unrealized appreciation (depreciation) on investments in securities and futures contracts	(14,344,779)	5,920,530	(206,139)	4,039,638
Net increase (decrease) in net assets resulting from operations	(616,356)	16,979,832	4,277,336	5,431,147

Distribution to Shareholders*
Class A	(2,216,434)	(2,815,941)	(9,402)	(13,464)
Class C	(1,340,915)	(1,013,527)	(7,463)	(9,304)
Class I	(9,108,011)	(6,496,539)	(875,665)	(1,393,038)
Total Distribution to Shareholders	(12,665,360)	(10,326,007)	(892,530)	(1,415,806)

Class A
Capital Share Transactions
Proceeds from shares sold	12,485,644	38,656,747	1,786,498	31,000
Reinvestment of distribution	1,611,988	1,878,733	9,402	13,407
Cost of shares redeemed	(48,361,885)	(53,209,326)	(8,103)	—
Net increase (decrease) from capital share transactions	(34,264,253)	(12,673,846)	1,787,797	44,407

Class C
Capital Share Transactions
Proceeds from shares sold	6,048,686	10,735,607	95,800	—
Reinvestment of distribution	977,777	583,260	7,463	9,304
Cost of shares redeemed	(8,164,312)	(8,394,330)	(2,474)	—
Net increase (decrease) from capital share transactions	(1,137,849)	2,924,537	100,789	9,304

Class I
Capital Share Transactions
Proceeds from shares sold	70,299,728	122,057,231	2,089,479	208,408
Reinvestment of distribution	7,210,681	5,000,115	875,665	1,392,717
Cost of shares redeemed	(104,799,719)	(66,097,405)	(135,254)	(25,607)
Net increase (decrease) from capital share transactions	(27,289,310)	60,959,941	2,829,890	1,575,518

Total increase (decrease) in net assets	(75,973,128)	57,864,457	8,103,282	5,644,570

Net Assets
Beginning of year	294,927,750	237,063,293	57,068,766	51,424,196
End of year*	$218,954,622	$294,927,750	$65,172,048	$57,068,766

Class A
Change in Shares Outstanding
Shares outstanding, beginning of year	3,608,107	4,318,991	56,554	52,336
Shares sold	680,385	2,109,372	154,679	2,873
Shares reinvested	88,399	103,490	839	1,345
Shares redeemed	(2,633,565)	(2,923,746)	(708)	—
Shares outstanding, end of year	1,743,326	3,608,107	211,364	56,554

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets (continued)

	Destra Flaherty & Crumrine Preferred and Income Fund		Destra Wolverine Dynamic Asset Fund (Consolidated)
	For the year ended September 30, 2018	For the year ended September 30, 2017	For the year ended September 30, 2018	For the year ended September 30, 2017
Class C
Change in Shares Outstanding
Shares outstanding, beginning of year	1,740,356	1,587,915	51,758	50,823
Shares sold	325,360	582,237	8,448	—
Shares reinvested	53,526	32,021	671	935
Shares redeemed	(444,378)	(461,817)	(220)	—
Shares outstanding, end of year	1,674,864	1,740,356	60,657	51,758

Class I
Change in Shares Outstanding
Shares outstanding, beginning of year	10,411,475	7,133,676	5,093,397	4,935,687
Shares sold	3,848,790	6,667,168	180,246	20,288
Shares reinvested	397,773	275,598	78,115	139,972
Shares redeemed	(5,746,695)	(3,664,967)	(11,938)	(2,550)
Shares outstanding, end of year	8,911,343	10,411,475	5,339,820	5,093,397

* See Note 3(f).

The accompanying notes are an integral part of these financial statements.

Financial Highlights
For a share of common stock outstanding throughout the years indicated.

	Destra Flaherty & Crumrine Preferred and Income Fund
	For the year ended September 30, 2018	For the year ended September 30, 2017	For the year ended September 30, 2016	For the year ended September 30, 2015	For the year ended September 30, 2014
Class A
Net asset value, beginning of year	$18.75	$18.20	$17.07	$16.94	$15.98
Investment operations:
Net investment income[1]	0.79	0.77	0.78	0.84	0.84
Net realized and unrealized gain (loss)	(0.85)	0.55	1.03	0.06	0.96
Net Increase (Decrease) in Net Asset Value from Operations	(0.06)	1.32	1.81	0.90	1.80
Distributions paid to shareholders from:
Net investment income	(0.80)	(0.77)	(0.68)	(0.77)	(0.84)
Net realized gain	(0.10)	—	—	—	— [2]
Total distributions	(0.90)	(0.77)	(0.68)	(0.77)	(0.84)
Net asset value, end of year	$17.79	$18.75	$18.20	$17.07	$16.94

TOTAL RETURN[3]	(0.29)%	7.46%	10.84%	5.38%	11.49%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$31,021	$67,639	$78,613	$21,718	$12,532
Ratios to average net assets:
Expenses, net of expense reimbursements/waivers or recoupments	1.43%	1.50%	1.46%	1.50%	1.50%
Expenses, prior to expense reimbursements/waivers or recoupments	1.43%	1.50%	1.46%	2.12%	2.26%
Net investment income	4.29%	4.24%	4.46%	4.86%	5.08%
Portfolio turnover rate	7%	18%	13%	29%	27%
Class C
Net asset value, beginning of year	$18.83	$18.28	$17.14	$17.00	$16.03
Investment operations:
Net investment income[1]	0.66	0.64	0.65	0.71	0.75
Net realized and unrealized gain (loss)	(0.85)	0.54	1.04	0.07	0.93
Net Increase (Decrease) in Net Asset Value from Operations	(0.19)	1.18	1.69	0.78	1.68
Distributions paid to shareholders from:
Net investment income	(0.67)	(0.63)	(0.55)	(0.64)	(0.71)
Net realized gain	(0.10)	—	—	—	—
Total distributions	(0.77)	(0.63)	(0.55)	(0.64)	(0.71)
Net asset value, end of year	$17.87	$18.83	$18.28	$17.14	$17.00

TOTAL RETURN[3]	(1.02)%	6.64%	10.03%	4.64%	10.68%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$29,932	$32,764	$29,023	$8,408	$5,327
Ratios to average net assets:
Expenses, net of expense reimbursements/waivers or recoupments	2.17%	2.25%	2.20%	2.25%	2.25%
Expenses, prior to expense reimbursements/waivers or recoupments	2.17%	2.25%	2.20%	2.69%	3.10%
Net investment income	3.60%	3.51%	3.69%	4.09%	4.47%
Portfolio turnover rate	7%	18%	13%	29%	27%

The accompanying notes are an integral part of these financial statements.

Financial Highlights (continued)
For a share of common stock outstanding throughout the years indicated.

	Destra Flaherty & Crumrine Preferred and Income Fund
	For the year ended September 30, 2018	For the year ended September 30, 2017	For the year ended September 30, 2016	For the year ended September 30, 2015	For the year ended September 30, 2014
Class I
Net asset value, beginning of year	$18.68	$18.14	$17.00	$16.86	$15.89
Investment operations:
Net investment income[1]	0.83	0.82	0.83	0.88	0.92
Net realized and unrealized gain (loss)	(0.83)	0.53	1.03	0.06	0.92
Net Increase in Net Asset Value from Operations	0.00	1.35	1.86	0.94	1.84
Distributions paid to shareholders from:
Net investment income	(0.85)	(0.81)	(0.73)	(0.82)	(0.88)
Net realized gain	(0.10)	—	—	—	—
Total distributions	(0.95)	(0.81)	(0.73)	(0.82)	(0.88)
Redemption fees	—	—	0.01	0.02	0.01
Net asset value, end of year.	$17.73	$18.68	$18.14	$17.00	$16.86

TOTAL RETURN[3]	0.02%	7.70%	11.24%	5.77%	11.93%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$158,002	$194,525	$129,427	$29,417	$22,260
Ratios to average net assets:
Expenses, net of expense reimbursements/waivers or recoupments	1.18%	1.25%	1.19%	1.22%	1.22%
Expenses, prior to expense reimbursements/waivers or recoupments	1.18%	1.25%	1.19%	1.47%	1.64%
Net investment income	4.59%	4.48%	4.75%	5.10%	5.58%
Portfolio turnover rate	7%	18%	13%	29%	27%

1  Based on average shares outstanding.

2  Greater than $0.000, but less than $0.005.

3  Assumes an investment at net asset value at the beginning of year, reinvestment of all distributions for the year and does not include payment of the maximum sales charge or contingent deferred sales charge (CDSC). Total return would have been lower if certain expenses had not been waived or reimbursed by the investment advisor.

The accompanying notes are an integral part of these financial statements.

Financial Highlights
For a share of common stock outstanding throughout the years/period indicated.

	Destra Wolverine Dynamic Asset Fund (Consolidated)[1]
	For the year ended September 30, 2018	For the year ended September 30, 2017	For the Period October 7, 2015* through September 30, 2016
Class A
Net asset value, beginning of year/period	$10.97	$10.21	$10.00
Investment operations:
Net investment income (loss)[2]	(0.02)	0.01	(0.01)
Net realized and unrealized gain	0.81	1.01	0.24
Net Increase in Net Asset Value from Operations	0.79	1.02	0.23
Distributions paid to shareholders from:
Net investment income	(0.03)	(0.26)	— [3]
Net realized gain	(0.14)	—	(0.02)
Total distributions	(0.17)	(0.26)	(0.02)
Net asset value, end of year/period	$11.59	$10.97	$10.21

TOTAL RETURN[4]	7.21%	10.22%	2.27%[5]
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$2,451	$620	$534
Ratios to average net assets:
Expenses, net of expense reimbursements/waivers	2.00%	2.00%	2.00%[6]
Expenses, prior to expense reimbursements/waivers	2.07%	2.23%	2.42%[6]
Net investment income (loss)	(0.18)%	0.09%	(0.07)%[6]
Portfolio turnover rate	224%	250%	424%[5]
Class C
Net asset value, beginning of year/period	$10.89	$10.13	$10.00
Investment operations:
Net investment loss[2]	(0.12)	(0.07)	(0.08)
Net realized and unrealized gain	0.82	1.01	0.23
Net Increase in Net Asset Value from Operations	0.70	0.94	0.15
Distributions paid to shareholders from:
Net investment income	(0.01)	(0.18)	—
Net realized gain	(0.14)	—	(0.02)
Total distributions	(0.15)	(0.18)	(0.02)
Net asset value, end of year/period	$11.44	$10.89	$10.13

TOTAL RETURN[4]	6.42%	9.48%	1.46%[5]
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$694	$564	$515
Ratios to average net assets:
Expenses, net of expense reimbursements/waivers	2.75%	2.75%	2.75%[6]
Expenses, prior to expense reimbursements/waivers	2.85%	2.98%	3.16%[6]
Net investment loss	(1.06)%	(0.66)%	(0.84)%[6]
Portfolio turnover rate	224%	250%	424%[5]

The accompanying notes are an integral part of these financial statements.

Financial Highlights (continued)
For a share of common stock outstanding throughout the years/period indicated.

	Destra Wolverine Dynamic Asset Fund (Consolidated)[1]
	For the year ended September 30, 2018	For the year ended September 30, 2017	For the Period October 7, 2015* through September 30, 2016
Class I
Net asset value, beginning of year/period	$10.97	$10.21	$10.00
Investment operations:
Net investment income (loss)[2]	(0.01)	0.03	0.02
Net realized and unrealized gain	0.84	1.01	0.24
Net Increase in Net Asset Value from Operations	0.83	1.04	0.26
Distributions paid to shareholders from:
Net investment income	(0.04)	(0.28)	(0.03)
Net realized gain	(0.14)	—	(0.02)
Total distributions	(0.18)	(0.28)	(0.05)
Net asset value, end of year/period	$11.62	$10.97	$10.21

TOTAL RETURN[4]	7.55%	10.49%	2.53%[5]
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$62,027	$55,884	$50,375
Ratios to average net assets:
Expenses, net of expense reimbursements/waivers	1.75%	1.75%	1.75%[6]
Expenses, prior to expense reimbursements/waivers	1.85%	1.98%	2.16%[6]
Net investment income (loss)	(0.11)%	0.33%	0.16%[6]
Portfolio turnover rate	224%	250%	424%[5]

*   Commencement of operations.

1  Formerly Destra Wolverine Alternative Opportunities Fund.

2  Based on average shares outstanding.

3  Greater than $0.000, but less than $0.005.

4  Assumes an investment at net asset value at the beginning of year/period, reinvestment of all distributions for the year/period and does not include payment of the maximum sales charge or contingent deferred sales charge (CDSC). Total return would have been lower if certain expenses had not been waived or reimbursed by the investment advisor.

5  Not annualized.

6  Annualized.

The accompanying notes are an integral part of these financial statements.

Notes to the Financial Statements
September 30, 2018

1. ORGANIZATION

Destra Investment Trust (the “Trust”) was organized as a Massachusetts business trust on May 25, 2010 as an open-end investment company, under the Investment Company Act of 1940, as amended (the “1940 Act”). As of September 30, 2018, the Trust consisted of two series (collectively, the “Funds” and each individually a “Fund”):

Fund	Diversification Classification
Destra Flaherty & Crumrine Preferred and Income Fund (“Preferred and Income Fund”)	Non-diversified
Destra Wolverine Dynamic Asset Fund (“Wolverine Dynamic Asset Fund”)	Diversified

The Flaherty & Crumrine Preferred and Income Fund’s investment objective is to seek total return with an emphasis on high current income. The Wolverine Dynamic Asset Fund’s investment objective is to seek long-term capital appreciation by investment in broad assets classes. Each Fund currently offers three classes of shares, Classes A, C, and I. All share classes have equal rights and voting privileges, except in matters affecting a single class. Each Fund represents shares of beneficial interest in a separate portfolio of securities and other assets, with its own investment objective, policies and strategies. The Funds follow the accounting and reporting guidance in FASB Accounting Standard Codification 946.

2. CONSOLIDATION OF SUBSIDIARIES

The Destra Wolverine Asset Subsidiary (the “Subsidiary”), a Cayman Islands exempted company, is a wholly-owned subsidiary of Wolverine Dynamic Asset Fund.

The Consolidated Portfolio of Investments, Consolidated Statement of Assets and Liabilities, Consolidated Statement of Operations, Consolidated Statement of Changes in Net Assets and the Consolidated Financial Highlights of the Wolverine Dynamic Asset Fund listed below include the accounts of its Subsidiary. All inter-company accounts and transactions have been eliminated in consolidation.

Fund	Wholly Owned Subsidiary
Wolverine Dynamic Asset Fund	Destra Wolverine Asset Subsidiary

A summary of Wolverine Dynamic Asset Fund’s investment in its Subsidiary is as follows:

Fund	Inception Date of Subsidiary	Subsidiary Net Assets at September 30, 2018	% of Fund’s Total Net Assets at September 30, 2018
Wolverine Dynamic Asset Fund	October 7, 2015	$7,717,230	11.7%

3. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds:

(a) Investment Valuation

Securities listed on an exchange are valued at the last reported sale price on the principal exchange or on the principal over-the-counter (“OTC”) market on which such securities are traded, as of the close of regular trading on the New York Stock Exchange (“NYSE”) on the day the securities are being valued or, if there are no sales, at the mean of the most recent bid and asked prices. Equity securities that are traded primarily on the Nasdaq Stock Market are valued at the Nasdaq Official Closing Price. Debt securities are valued at the prices supplied by the pricing agent for such securities, if available, and otherwise shall be valued at the available bid price for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality and type. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Funds calculate their net asset value, the Funds value these securities at fair value as determined in accordance with procedures approved by the Board of Trustees. Short-term securities with maturities of 60 days or less at time of purchase and of sufficient credit quality are valued at amortized cost, which approximates fair value.

For those securities where quotations or prices are not available, the valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Valuations in accordance with these procedures are intended to reflect each security’s (or asset’s) “fair value”.

Such “fair value” is the amount that a Fund might reasonably expect to receive for the security (or asset) upon its current sale. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to: (i) the type of security, (ii) the initial

Notes to the Financial Statements
September 30, 2018 (continued)

cost of the security, (iii) the existence of any contractual restrictions on the security’s disposition, (iv) the price and extent of public trading in similar securities of the issuer or of comparable companies, (v) quotations or evaluated prices from broker-dealers and/or pricing services, (vi) information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), (vii) an analysis of the company’s financial statements, and (viii) an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold (e.g., the existence of pending merger activity, public offerings or tender offers that might affect the value of the security).

Futures contracts generally will be valued at the settlement or closing price determined by the applicable exchange.

In accordance with Financial Accounting Standards Board’s Accounting Standards Codification, Section 820-10, Fair Value Measurements and Disclosures (“ASC 820-10”), fair value is defined as the price that each Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820-10 establishes three different categories for valuations. Level 1 valuations are those based upon quoted prices in active markets that the Funds have the ability to access. Level 2 valuations are those based upon quoted prices in inactive markets or based upon significant observable inputs (e.g., yield curves; benchmark interest rates; indices). Level 3 valuations are those based upon unobservable inputs (e.g., discounted cash flow analysis; non-market based methods used to determine fair valuation).

The Funds value Level 1 securities using readily available market quotations in active markets. The Funds value Level 2 fixed income securities using independent pricing providers who employ matrix pricing models utilizing market prices, broker quotes and prices of securities with comparable maturities and qualities. The Funds value Level 2 equity securities using various observable market inputs in accordance with procedures established in good faith by management. For Level 3 securities, the Funds estimate fair value based upon a variety of observable and non-observable inputs using procedures established in good faith by management. The Funds’ valuation policies and procedures are approved by the Board of Trustees.

(b) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date basis. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.

(c) Allocation of Income and Expenses

In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Each Fund is charged for those expenses that are directly attributable to each series, such as advisory fees and registration costs.

The Funds record distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates (if actual amounts are not available) and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of components of distributions (and consequently its net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

(d) Cash and Cash Equivalents

Cash and cash equivalents includes US dollar deposits at bank accounts at amounts which may exceed insured limits. The Funds are subject to risk to the extent that the institutions may be unable to fulfill their obligations.

(e) Indemnification

In the normal course of business, the Funds may enter into contracts that contain a variety of representations which provide general indemnifications for certain liabilities. Each Fund’s maximum exposure under these arrangements is unknown. However, since their commencement of operations, the Funds have not had claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Notes to the Financial Statements
September 30, 2018 (continued)

(f) Distributions to Shareholders

The Funds intend to pay substantially all of their net investment income to shareholders. Flaherty & Crumrine Preferred and Income Fund pays monthly distributions and Wolverine Dynamic Asset Fund pays annual distributions. In addition, the Funds intend to distribute any capital gains to shareholders as capital gain dividends at least annually. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles (“GAAP”).

Effective with the current reporting period, the Funds are no longer required to present certain line items on the Statements of Changes in Net Assets. Such disclosure changes were not permitted retrospectively, therefore prior period amounts are presented below.

For the year ended September 30, 2017, distributions to shareholders were as follows:

Distributions from net investment income:	Flaherty & Crumrine Preferred and Income Fund	Wolverine Dynamic Asset Fund
Class A	$(2,815,941)	$(13,464)
Class C	(1,013,527)	(9,304)
Class I	(6,496,539)	(1,393,038)
Total distributions to shareholder	$(10,326,007)	$(1,415,806)

For the year ended September 30, 2017, undistributed net investment income included in net assets were as follows:

Flaherty & Crumrine Preferred and Income Fund	$1,764,686
Wolverine Dynamic Asset Fund	71,649

(g) Use of Estimates

The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

4. INVESTMENT MANAGEMENT AND OTHER AGREEMENTS

Advisory Agreement

Pursuant to an Investment Advisory Agreement (the “Agreement”) between each Fund and Destra Capital Advisors LLC, the Fund’s investment advisor (the “Advisor”), subject to the oversight of the Trust’s Board of Trustees, the Advisor is responsible for managing the investment and reinvestment of the assets of each Fund in accordance with each Fund’s investment objectives and policies and limitations and providing day-to-day administrative services to the Funds either directly or through others selected by it for the Funds. The Advisor receives an annual fee payable monthly, at an annual rate of 0.75% and 1.20% respectively, of the average daily net assets of the Flaherty & Crumrine Preferred and Income Fund and Wolverine Dynamic Asset Fund.

The Trust and the Advisor have a fee waiver and expense arrangement whereby the Advisor has agreed to waive its fee and/or reimburse the other expenses to the extent necessary to reduce the expense ratios of Class A, Class C, and Class I of Flaherty & Crumrine Preferred and Income Fund to 1.50%, 2.25%, and 1.25%, respectively, and of Class A, Class C and Class I of Wolverine Dynamic Asset to 2.00%, 2.75%, and 1.75%, respectively. This waiver will continue in effect until December 31, 2027. The waiver may be terminated or modified prior to December 31, 2027 only with the approval of the Board of Trustees. The expense ratio for each class represents the ratio of the total annual operating expenses of the class (excluding brokerage commissions and other trading expenses, taxes, acquired fund fees and other extraordinary expenses (such as litigation and other expenses not incurred in the ordinary course of business)) to the average net assets of the class.

To the extent that the expense ratios of the Funds are less than the Fund’s applicable expense cap, the Advisor may recover a portion of the reimbursed amount for the Funds equal to the amount of the expense cap less the actual expense ratio for the Funds for up to three (3) years from the date the fee or expense was incurred during the expense cap term.

Notes to the Financial Statements
September 30, 2018 (continued)

The following table presents amounts eligible for recovery at September 30, 2018:

Destra Wolverine Dynamic Asset Fund
For eligible expense reimbursements expiring:
September 30, 2019	$200,640
September 30, 2020	121,743
September 30, 2021	63,157
$385,540

During the year ended September 30, 2018, the Advisor recovered fees that were previously reimbursed from Destra Flaherty & Crumrine Preferred and Income Fund of $92,007 and is now fully recouped.

Sub-Advisory Agreement

The Preferred and Income Fund has retained Flaherty & Crumrine Incorporated (“Flaherty”) to serve as its investment sub-advisor. Wolverine Dynamic Asset Fund has retained Wolverine Asset Management, LLC (“Wolverine”) to serve as its investment sub-advisor.

The Advisor has agreed to pay from its own assets an annualized sub-advisory fee to Flaherty an amount equal to one half of the net advisory fees collected by the Advisor, net of any waivers, reimbursement payments, supermarket fees and alliance fees waived, reimbursed or paid by the Advisor in respect of the Fund (excluding Wolverine Dynamic Asset).

The Advisor has agreed to pay from its own assets an annualized sub-advisory fee to Wolverine an amount equal to (a) 100% of the net advisory fees paid to the Advisor for its services to the Wolverine Dynamic Asset Fund for the first $50 million of assets in the Fund; (b) 75% of the net advisory fees paid to the Advisor for its services to the Fund in excess of $50 million up to $150 million of assets in the Fund; and (c) 50% of the net advisory fees paid to the Advisor for its services to the Fund for assets in excess of $150 million. The fees paid to Wolverine by the Advisor shall be net of any waivers, reimbursement payments, supermarket fees and alliance fees waived, reimbursed or paid by the Advisor in respect of the Wolverine Dynamic Asset Fund.

Administrator, Custodian and Accounting Agent

The Bank of New York Mellon serves as each Fund’s Administrator, Custodian and Accounting Agent pursuant to the Fund Administration and Accounting Agreements. The Bank of New York Mellon is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.

Transfer Agent

BNY Mellon Investment Servicing (US) Inc. served as each Fund’s Transfer Agent.

5. DISTRIBUTION AND SERVICE PLANS

The Funds’ Class A and Class C shares have adopted a Distribution Plan (“Plan”) in accordance with Rule 12b-1 under the 1940 Act. The Plan is a compensation type plan that permits the payment at an annual rate of up to 0.25% and 1.00% of the average daily net assets of the Funds’ Class A and C shares, respectively. Payments are made to Destra Capital Investments LLC, the Funds’ distributor (the “Distributor”), who may make ongoing payments to financial intermediaries based on the value of each Fund’s shares held by such intermediaries’ customers.

6. FEDERAL INCOME TAX MATTERS

The Funds intend to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for US federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, the Funds do not expect to be subject to US federal excise tax.

The Subsidiary is an exempted Cayman investment company and as such is not subject to Cayman Island taxes at the present time. For U.S. income tax purposes, the Subsidiary is a controlled foreign corporation not subject to U.S. income taxes. As a wholly-owned controlled foreign corporation, the Subsidiary’s net income and capital gains, if any, will be included each year in the Wolverine Dynamic Asset Fund’s investment company taxable income.

Notes to the Financial Statements
September 30, 2018 (continued)

For the year ended September 30, 2018, the cost of investments on a tax basis, including any adjustment for financial reporting purposes, was as follows:

	Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Flaherty & Crumrine Preferred and Income Fund	$215,603,220	$5,097,140	$(3,202,097)	$1,895,043
Wolverine Dynamic Asset Fund	56,357,865	4,903,852	—	$4,903,852

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, dividends payable, interest receivable from preferred securities and investments in trust preferred securities. For the year ended September 30, 2018, the components of distributable earnings on a tax-basis were as follows:

	Undistributed Ordinary Income	Undistributed Capital Gains	Temporary Book/Tax Differences	Net Unrealized Appreciation (Depreciation)	Total Distributable Earnings
Flaherty & Crumrine Preferred and Income Fund	$563,446	$1,679,183	$966,217	$1,895,043	$5,103,889
Wolverine Dynamic Asset Fund	997,219	3,452,830	15,922	4,903,852	9,369,823

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to the tax treatment of the investment in the Subsidiary.

For the year ended September 30, 2018, the effect of permanent book/tax reclassifications resulted in increases (decreases) to the components of net assets as follows:

	Distributable Earnings	Paid-In Capital
Flaherty & Crumrine Preferred and Income Fund	$ —	$ —
Wolverine Dynamic Asset Fund	932,815	(932,815)

The tax character of distributions paid for the years ended September 30, 2018 and 2017 were as follows:

	2018 Distributions Paid From Ordinary Income	2018 Distributions Paid From Long-Term Capital Gains	2017 Distributions Paid From Ordinary Income

Flaherty & Crumrine Preferred and Income Fund	$11,246,382	$1,418,978	$10,326,007
Wolverine Dynamic Asset Fund	372,866	519,664	1,415,806

7. INVESTMENT TRANSACTIONS

For the year ended September 30, 2018, the cost of investments purchased and proceeds from sales of investments, excluding short-term investments were as follows:

	Purchases	Sales
Flaherty & Crumrine Preferred and Income Fund	$17,026,552	$80,602,162
Wolverine Dynamic Asset Fund	123,694,428	127,112,795

8. PURCHASES AND REDEMPTIONS OF SHARES

Purchases of Class A shares are subject to an initial sales charge of 4.50% on purchases of less than $1,000,000. The Funds’ Class A, C, and I shares are purchased at prices per share as determined at the close of the regular trading session of the NYSE after a purchase order is received in good order by the Funds or their authorized agent. Some authorized agents may charge a separate or additional fee for processing the purchase of shares.

Redemption requests will be processed at the next net asset value per share calculated after a redemption request is accepted. Each Fund charges this fee in order to discourage short-term investors. The Funds retain this fee for the benefit of the remaining shareholders.

A contingent deferred sales charge of 1.00% applies on Class C shares redeemed within 12 months of purchase. The contingent deferred sales charge may be waived for certain investors as described in the Funds’ Prospectus.

Notes to the Financial Statements
September 30, 2018 (continued)

9. FINANCIAL DERIVATIVE INSTRUMENTS

Codification Topic 815 (“ASC 815”), Derivatives and Hedging, requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about credit-risk- related contingent features in derivative agreements. The Wolverine Dynamic Asset Fund invested in derivatives futures contracts for the year ended September 30, 2018.

Futures Contracts

Certain Funds may invest in futures contracts (“futures”) in order to replicate exposures to their respective underlying index components. Investments in futures may increase or leverage exposure to a particular market risk, thereby increasing price volatility of derivative instruments a Fund holds. No price is paid or received by a Fund upon the purchase of a futures contract.

Upon entering into a futures contract, a Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the fair value of open futures contracts. Changes in the fair value of open futures contracts are recorded as change in net unrealized appreciation/depreciation in the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated in the Portfolio of Investments and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

During the fiscal year ended September 30, 2018 Wolverine Dynamic Asset Fund utilized futures contracts to effect short exposure to emerging markets equity returns, currency returns and commodity returns. The open futures contracts at September 30, 2018, are listed in the Portfolio of Investments. The variation margin receivable or payable, if applicable, is included in the Consolidated Statements of Assets and Liabilities.

At September 30, 2018, the fair value of derivatives instruments reflected on the Consolidated Statements of Assets and Liabilities was $78,686 (includes cumulative appreciation (depreciation) of futures contracts as reported in the Consolidated Portfolio of Investments). Only unsettled variation margin is reported within the Consolidated Statements of Assets and Liabilities.

Realized loss on derivative instruments reflected on the Consolidated Statements of Operations during the year ended September 30, 2018 was $(186,951).

Change in unrealized gain on derivative instruments reflected on the Consolidated Statements of Operations during the year ended September 30, 2018 was $159,488.

For the fiscal year ended September 30, 2018, the monthly average notional volume of futures held by Wolverine Dynamic Asset Fund was $3,503,095.

10. PRINCIPAL RISKS

Risk is inherent in all investing. The value of your investment in the Funds, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Funds or your investment may not perform as well as other similar investments. The following is a summary description of certain risks of investing in the Funds.

Credit and Counterparty Risk—Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer’s ability to make such payments.

Equity Securities Risk—Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions.

Interest Rate Risk—If interest rates rise, in particular, if long-term interest rates rise, the prices of fixed-rate securities held by a Fund will fall.

Market Risk and Selection Risk—Market risk is the risk that one or more markets in which the Funds invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by Funds’ management will underperform the markets, the relevant indices or the securities selected by other Funds with similar investment objectives and investment strategies. This means you may lose money.

Non-Diversified Risk—Because the Preferred and Income Fund is non-diversified and can invest a greater portion of its  assets in securities of individual issuers than diversified funds, changes in the market value of a single investment could cause greater fluctuations in share price than would a diversified fund.

Notes to the Financial Statements
September 30, 2018 (continued)

11. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurements. The amendments in the ASU modify the disclosure requirements on fair value measurements in Topic 820. The ASU is effective for interim and annual reporting periods beginning after December 15, 2019.

Effective September 30, 2018, management has evaluated the impact of applying this provision and determined that the early adoption of this ASU does not have a material impact on the financial statements.

12. SUBSEQUENT EVENTS

The Funds evaluated subsequent events through the date the financial statements were available for issuance and determined that there were no additional material events that would require adjustment to or disclosure in the Funds’ financial statements.

Effective October 1, 2018, the Administrator, Custodian and Accounting Agent servicing were transferred to UMB Fund Services.

Effective October 26, 2018, Transfer Agent servicing was transitioned to UMB Fund Services.

Report of Independent
Report of Independent Registered Public Accounting Firm

To the Shareholders of Destra Flaherty & Crumrine Preferred and Income Fund and Destra Wolverine Dynamic Asset Fund and Board of Trustees of Destra Investment Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Destra Flaherty & Crumrine Preferred and Income Fund and the consolidated statement of assets and liabilities, including the consolidated portfolio of investments, of Destra Wolverine Dynamic Asset Fund (the “Funds”), each a series of Destra Investment Trust, as of September 30, 2018, and the related statements of operations, changes in net assets, and the financial highlights of Destra Flaherty & Crumrine Preferred and Income Fund, and the related consolidated statement of operations, consolidated changes in net assets, and the consolidated financial highlights of Destra Wolverine Dynamic Asset Fund for the year then ended, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2018, the results of their operations, the changes in their net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

The Funds’ financial statements and financial highlights for the periods ended September 30, 2017 and prior, were audited by other auditors whose report dated November 21, 2017, expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audit.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit includes performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and confirmation of securities owned as of September 30, 2018, by correspondence with the custodian and brokers. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.  We believe that our audit provides a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2018.

COHEN & COMPANY, LTD.

Chicago, Illinois

November 20, 2018

Supplemental Information
(unaudited)

Federal Tax Status of Dividends Declared during the Tax Year

For Federal income tax purposes, dividends from short-term capital gains are classified as ordinary income. The percentage of ordinary income distribution designated as qualifying for the corporate dividend received deduction (“DRD”), and the individual qualified dividend rate (“QDI”) is presented below.

FUND	DRD	QDI
Flaherty & Crumrine Preferred and Income Fund	67.98%	93.34%
Wolverine Dynamic Asset Fund	58.23%	70.12%

The Fund below intends to elect to pass through to shareholders the credit for taxes paid to foreign countries. The gross foreign source income and foreign taxes paid are as follows:

	Gross Foreign Income	Foreign taxes Paid
Wolverine Dynamic Asset Fund	$258,642	$29,758

Trustees and Officers
(unaudited)

The management of the Trust, including general supervision of the duties performed for the Funds under the Investment Management Agreement, is the responsibility of the Board of Trustees. The Trust has four trustees, one of whom is an “interested person” (as the term “interested person” is defined in the 1940 Act) and three of whom are not interested persons (referred to herein as “independent trustees”). None of the independent trustees has ever been a trustee, director or employee of, or consultant to, Destra Capital Advisors LLC or its affiliates. The names, business addresses and year of birth of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below. The trustees of the Trust are trustees of two Destra-sponsored open-end funds. The address of each officer and trustee is 444 West Lake Street, 17th Floor, Chicago, IL 60606. The Statement of Additional Information includes additional information about the Trustees and Officers and is available without charge by calling Destra Capital Advisors LLC at (877) 855-3434, writing to Destra Capital Advisors LLC at 444 West Lake Street, 17th Floor, Chicago, IL 60606 or visiting Destra Capital Advisors LLC at destracapital.com/literature.

Name, Business Address and Birth Year	Position(s) Held with Fund	Term of Office and Length of Time Served with Trust	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee over the Last Five Years
Independent Trustees:
John S. Emrich, CFA 444 West Lake Street Suite 1700 Chicago, IL 60606 Birth year: 1967	Trustee	Term—Indefinite Length of Service—Since 2014	Private Investor, January 2011 to present; Co-Founder and Portfolio Manager, Ironworks Capital Management (an investment adviser), April 2005 to December 2010; Member and Manager, Iroquois Valley Farms LLC, June 2012 to September 2015.	3	Meridian Fund, Inc. (four portfolios)
Michael S. Erickson 444 West Lake Street Suite 1700 Chicago, IL 60606 Birth year: 1952	Trustee	Term—Indefinite Length of Service—Since 2014	Private Investor, August 2007 to present; Treasurer and Vice President, Erickson Holding Corp., 2003 to present; Treasurer, Vice President and Manager, McGee Island LLC, 2015 to present	3	Meridian Fund, Inc. (four portfolios)
Jeffrey S. Murphy 444 West Lake Street Suite 1700 Chicago, IL 60606 Birth year: 1966	Trustee	Term—Indefinite Length of Service—Since 2017	Retired (2014-present); Executive Manager, Affiliated Managers Group, Inc. (1995-2014)	3	Aston Funds (2010-2014)

Trustees and Officers
(unaudited)

Name, Business Address and Birth Year	Position(s) Held with Fund	Term of Office and Length of Time Served with Trust	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee over the Last Five Years
Interested Trustee:
Nicholas Dalmaso* 444 West Lake Street Suite 1700 Chicago, IL 60606 Birth year: 1965	Trustee, Chairman of the Board	Term—Indefinite Length of Service—Since 2010

General Counsel and Chief Compliance Officer of M1 Holdings LLC, 2015 to present; General Counsel and Chief Compliance Officer of M1 Finance LLC, 2015 to present; General Counsel and Chief Compliance Officer of M1 Advisory Services LLC, 2015 to present; Co-Chairman, General Counsel and Chief Operating Officer of Destra Capital Management LLC, 2010 to 2014; President, Chief Operating Officer and General Counsel, Destra Capital Advisors LLC, 2010 to 2014; President, Chief Operating Officer and General Counsel, Destra Capital Investments LLC, 2010 to 2014; Chief Executive Officer, Destra Investment Trust and Destra Investment Trust II, 2010 to 2014.

				3	None

*   Each trustee serves for the lifetime of the Trust until removal, resignation or retirement and his or her successor is elected. Mr. Dalmaso is an “interested person” of the Trust, as defined in the 1940 Act, by reason of his positions with the Destra Funds.

Name, Business Address and Birth Year	Position(s) Held with Fund	Term of Office and Length of Time Served with Trust	Principal Occupation(s) During Past Five Years
Officers of the Trust:
Robert Watson 444 West Lake Street Suite 1700 Chicago, IL 60606 Birth year: 1965	President	Term—Indefinite Length of Service—Since 2016	Investment Product Strategist, Destra Capital Investments, LLC; Global Product & Strategic Relationship Director, Aviva Investors
Derek Mullins 444 West Lake Street Suite 1700 Chicago, IL 60606 Birth year: 1973	Chief Financial Officer and Treasurer	Term—Indefinite Length of Service—Since 2018

Managing Partner, PINE Advisor Solutions, LLC; Previously, Director of Operations, ArrowMark Colorado Holdings, LLC; Chief Financial Officer (Principal Financial Officer) and Treasurer, Meridian Fund, Inc.

Jane Hong Shissler 444 West Lake Street Suite 1700 Chicago, IL 60606 Birth year: 1972	Chief Compliance Officer and Secretary	Term—Indefinite Length of Service—Since 2016	General Counsel, Destra Capital Management LLC, Destra Capital Investments LLC and Destra Capital Advisors LLC; Partner (2012-2015) and Associate (2005-2012), Chapman and Cutler LLP

Trust Information

Board of Trustees	Officers	Investment Advisor
John S. Emrich	Robert A. Watson	Destra Capital Advisors LLC
Michael S. Erickson	President	Chicago, IL
Jeffrey S. Murphy
Nicholas Dalmaso*	Jane Hong Shissler	Distributor
	Chief Compliance Officer and	Destra Capital Investments LLC
	Secretary	Chicago, IL

	Derek Mullins	Administrator, Accounting Agent,
	Chief Financial Officer and Treasurer	Custodian and Transfer Agent
The Bank of New York Mellon New York, NY.
* “Interested Person” of the Trust, as defined in the Investment Company Act of 1940, as amended.		Legal Counsel Chapman and Cutler LLP
Chicago, IL

Independent Registered Public
Accounting Firm
Cohen & Company, Ltd.
Chicago, IL

Privacy Principles of the Trust for Shareholders

The Funds are committed to maintaining the privacy of their shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Funds collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Funds do not receive any non-public personal information relating to their shareholders, although certain non-public personal information of their shareholders may become available to the Funds. The Funds do not disclose any non-public personal information about their shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Funds restrict access to non-public personal information about the shareholders to Destra Capital Advisors LLC employees with a legitimate business need for the information. The Funds maintain physical, electronic and procedural safeguards designed to protect the non-public personal information of their shareholders.

Questions concerning your shares of the Trust?

• If your shares are held in a Brokerage Account, contact your Broker.

This report is sent to shareholders of the Funds for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Funds or of any securities mentioned in this report.

A description of the Funds’ proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Funds at (877) 855-3434

Information regarding how the Funds voted proxies for portfolio securities is available without charge and upon request by calling (877) 855-3434, or visiting Destra Capital Investments LLC’s website at http://www.destracapital.com or by accessing the Fund’s Form N-PX on the SEC’s website at www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the SEC website at www.sec.gov or by visiting Destra Capital Investments LLC’s website at http://destracapital.com. The Funds’ Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of trustees has determined that Jeffery S. Murphy is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $88,334 for 2017 and $73,833 for 2018.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 for 2017 and $0 for 2018.

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $34,157 for 2017 and $47,995 for 2018.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2017 and $0 for 2018.

(e)(1)	Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Audit and Non-Audit Services Pre-Approval Policy

Destra Investment Trust Funds (Each, a “Fund”)

Audit and Non-Audit Services Pre-Approval Policy

I.	Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Trustees of each Fund is responsible for the appointment, compensation and oversight of the work of the independent auditor. As part of this responsibility, the Audit Committee is required to pre-approve the audit and permissible non-audit services performed for the Funds, as well as non-audit services performed for a “service affiliate” of the Funds if the engagement relates directly to the operations and financial reporting of the Funds, in order to assure that they do not impair the auditor’s independence from the Funds. For purposes of this Policy, a “service affiliate” of the Funds is defined as Destra Capital Advisors LLC (“Destra Advisors”) and any entity controlling, controlled by, or under common control with Destra Advisors that provides ongoing services to any Fund.

To implement the provisions of the Act, the Securities and Exchange Commission (the “SEC”) has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee’s administration of the engagement of the independent auditor. While there are many specific provisions contained in the Act and the related rules issued by the SEC, there are three guiding principles that must be considered. Cohen & Company, Ltd. (“Cohen & Company”) acts as independent auditors for the Funds. Cohen & Company’s independence will be deemed to be impaired if it provides a service whereby it:

A.	Functions in the role of management,

B.	Is in the position of auditing its own work, or

C.	Serves in an advocacy role for a Fund.

Accordingly, Cohen & Company may not be engaged to perform any service that violates any of the three guidelines enumerated above. The SEC has specifically identified nine types of prohibited non-audit services which an independent auditor may not perform for its audit clients, and which an independent auditor for the Funds is therefore prohibited from providing to the Funds (or to a service affiliate that is itself an audit client of the independent auditor), as follows:

A.	Bookkeeping or other services related to the accounting records or financial statements of the audit client;

B.	Financial information systems design and implementation;

C.	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports, unless it is reasonable to conclude that the results of these services will not be subject to audit procedures during an audit of the audit client’s financial statements;

D.	Actuarial services, unless it is reasonable to conclude that the results of these services will not be subject to audit procedures during an audit of the audit client’s financial statements;

E.	Internal audit outsourcing services, unless it is reasonable to conclude that the results of these services will not be subject to audit procedures during an audit of the audit client’s financial statements;

F.	Management functions or human resources;

G.	Broker or dealer, investment adviser, or investment banking services;

H.	Legal services and expert services unrelated to the audit; and

I.	Any other service that the Public Company Accounting Oversight Board (“PCAOB”) determines, by regulation, is impermissible.

The Audit Committee has adopted this Audit and Non-Audit Services Pre-Approval Policy, as may be amended from time to time (the “Policy”), which sets forth the procedures and the conditions pursuant to which audit and non-audit services, including non-audit services provided to Destra Advisors and any other service affiliate of the Funds, are to be pre-approved.

The SEC’s rules on auditor independence establish two different approaches to pre-approving services, which the SEC considers to be equally valid. Proposed services either may be pre-approved by the Audit Committee agreeing to a framework with descriptions of allowable services that are subject to general pre-approval (“general pre-approval”),or require the specific pre-approval of the Audit Committee (“specific pre-approval”). The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the independent auditor. As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent auditor.

The Audit Committee will annually review and pre-approve the services that may be provided by Cohen & Company that are subject to general pre-approval, as well as the fees for these services. Annually, Cohen & Company will send to the Audit Committee engagements letters outlining the audit and tax services that it proposes to provide during the period described in the engagement letters. Such services will typically include the annual audit of financial statements for the Funds, tax return and compliance services (federal, state and excise tax) and tax advice and other consulting services.

The purpose of this Policy is to set forth the procedures by which the Audit Committee intends to fulfill its responsibilities to pre-approve audit and permitted non-audit services performed for the Funds, as well as certain non-audit services performed for a service affiliate of the Funds. It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the independent auditor to management.

Cohen & Company has reviewed this Policy and believes that implementation of the Policy will not adversely affect its independence.

II.	Delegation

As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members. The selected member must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

III.	Audit Services

The annual Audit services engagement scope and terms will be subject to the general pre-approval of the Audit Committee. Audit services include the annual financial statement audits and other procedures required to be performed by the independent auditor to be able to form an opinion on the Funds’ financial statements. The Audit Committee will monitor the Audit services engagement throughout the year and will also approve, if necessary, any changes in terms and conditions resulting from changes in audit scope, Fund structure or other items, beyond what was approved in the engagement letter. The Audit Committee will annually review and pre-approve the Audit services described in Cohen & Company’s engagement letter.

IV.	Tax Services

Because the Audit Committee believes that, based upon the representations of Cohen & Company, the provision of Tax services to the Funds, such as tax returns (federal, state and excise), tax compliance, tax advice and other consulting services, does not impair its independence, and is consistent with the SEC’s and PCAOB’s rules on auditor independence, the Audit Committee may grant general pre-approval to Tax services.

The Audit Committee will annually review and pre-approve the Tax services described in Cohen & Company’s engagement letter, and the approval of Cohen & Company as the Funds’ independent auditor shall constitute pre-approval of such Tax services. All other Tax services must be specifically pre-approved by the Audit Committee.

V.	Procedures

At the August 16, 2018 meeting of the Audit Committee, Cohen & Company submitted to the Audit Committee engagement letters of audit and tax services that are subject to general pre-approval. These engagement letters shall provide a description of each type of service that is subject to general pre-approval for the current fiscal year, the maximum fee for each service and the projected fees (or a range of projected fees) for each service that has not been pre-approved, if any. The Audit Committee will review and pre-approve the types of services, the maximum fee for each service and the projected fees (or a range of projected fees) for any additional service, if any, for such fiscal year. The services and fee amounts will be updated to the extent necessary at each regularly scheduled meeting of the Audit Committee.

If subsequent to the general pre-approval by the Audit Committee of the services listed on the engagement letters, the Funds or one of their service affiliates determines that it would like to engage Cohen & Company to perform a service not listed on the engagement letters, Cohen & Company shall submit its request for specific pre-approval of such service to the Funds’ Treasurer, and if the proposed service fits within the SEC’s auditor independence guidelines, the Treasurer will arrange for a discussion of the proposed service to be included on the agenda for the next regularly scheduled Audit Committee meeting so that specific pre-approval by the Audit Committee can be obtained. If the timing of the project is critical and the proposed service needs to commence before the next regularly scheduled Audit Committee meeting, the review and specific pre-approval by the Chairman of the Audit Committee must be obtained before any service is provided. The Audit Committee Chairman can request that a telephonic meeting of the entire Audit Committee occur to discuss the proposed service. Communications with the Audit Committee Chairman will be arranged by the Treasurer. Cohen & Company must not commence any such service until specific pre-approval has been given.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) N/A

(c) N/A

(d) N/A

(f)	The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2017 and $0 for 2018.

(h)	The registrant's audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)       Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The Principal Executive Officer and Principal Financial Officer have evaluated the Registrant's disclosure controls and procedures within 90 days of the filing date of this report and have concluded that these controls and procedures are effective.

(b)	There were no significant changes in the Registrant's internal controls over financial reporting or in other factors that could significantly affect these controls subsequent to the date of their evaluation.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Exhibits related to change in the registrant's independent public accountant are attached hereto.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)		Destra Investment Trust

By (Signature and Title)*		/s/ Robert Watson
Robert Watson, President
(principal executive officer)

Date	November 30, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ Robert Watson
Robert Watson, President
(principal executive officer)

Date	November 30, 2018

By (Signature and Title)*		/s/ Derek Mullins
Derek Mullins, Chief Financial Officer
(principal financial officer)

Date	November 30, 2018

* Print the name and title of each signing officer under his or her signature.